Exhibit 1.1
KAISER ALUMINUM CORPORATION
5,461,870 Shares
Common Stock
($0.01 par value per Share)
Underwriting Agreement
January [•], 2007

Underwriting Agreement
January [•], 2007
UBS Securities LLC
Bear, Stearns & Co. Inc.
     as Managing Underwriters

c/o	UBS Securities LLC 299 Park Avenue New York, New York 10171-0026 Bear, Stearns & Co. Inc. 383 Madison Avenue New York, New York 10179-0001
Ladies and Gentlemen:
          Those stockholders of KAISER ALUMINUM CORPORATION, a Delaware corporation (the “Company”), identified in Schedule C annexed hereto (each, a “Selling Stockholder”), propose to sell to the underwriters named in Schedule A annexed hereto (the “Underwriters”), for whom you are acting as representatives, an aggregate of 5,461,870 shares (the “Firm Shares”) of common stock, $0.01 par value per share (the “Common Stock”), of the Company. The number of Firm Shares to be sold by each Selling Stockholder is the number of Firm Shares set forth opposite the name of such Selling Stockholder in Schedule C annexed hereto. In addition, solely for the purpose of covering over-allotments, the VEBA for Retirees of Kaiser Aluminum, a trust under the laws of the State of Pennsylvania (the “VEBA Trust”), a Selling Stockholder, proposes to grant to the Underwriters the option to purchase from such Selling Stockholder up to an additional 819,280 shares of Common Stock (the “Additional Shares”). The Firm Shares and the Additional Shares are hereinafter collectively sometimes referred to as the “Shares.” The Shares are described in the Prospectus which is referred to below.
          The Company has prepared and filed, in accordance with the provisions of the Securities Act of 1933, as amended, and the rules and regulations thereunder (collectively, the “Act”), with the Securities and Exchange Commission (the “Commission”) a registration statement on Form S-1 (File No. 333-137623) under the Act, including a prospectus, relating to the Shares.
          Except where the context otherwise requires, “Registration Statement,” as used herein, means the registration statement, as amended at the time of such registration statement’s effectiveness for purposes of Section 11 of the Act, as such section applies to the respective Underwriters (the “Effective Time”), including (i) all documents filed as a part thereof, (ii) any information contained in a prospectus filed with the Commission pursuant to Rule 424(b) under the Act, to the extent such information is deemed, pursuant to Rule 430A or Rule 430C under the

Act, to be part of the registration statement at the Effective Time, and (iii) any registration statement filed to register the offer and sale of Shares pursuant to Rule 462(b) under the Act.
          The Company has furnished to you, for use by the Underwriters and by dealers in connection with the offering of the Shares, copies of one or more preliminary prospectuses relating to the Shares. Except where the context otherwise requires, “Preliminary Prospectus,” as used herein, means each such preliminary prospectus, in the form so furnished.
          Except where the context otherwise requires, “Prospectus,” as used herein, means the prospectus, relating to the Shares, filed by the Company with the Commission pursuant to Rule 424(b) under the Act on or before the second business day after the date hereof (or such earlier time as may be required under the Act), or, if no such filing is required, the final prospectus included in the Registration Statement at the time it became effective under the Act, in each case in the form furnished by the Company to you for use by the Underwriters and by dealers in connection with the offering of the Shares.
          “Permitted Free Writing Prospectuses,” as used herein, means the documents, if any, listed in Schedule B-1 annexed hereto and each “road show” (as defined in Rule 433 under the Act), if any, related to the offering of the Shares contemplated hereby that is a “written communication” (as defined in Rule 405 under the Act) (each such road show, an “Electronic Road Show”) described on Schedule B-2 annexed hereto. The Underwriters have not offered or sold and will not offer or sell, without the Company’s consent, any Shares by means of any “free writing prospectus” (as defined in Rule 405 under the Act) that is required to be filed by the Underwriters with the Commission pursuant to Rule 433 under the Act, other than a Permitted Free Writing Prospectus.
          “Disclosure Package,” as used herein, means any Preliminary Prospectus together with any combination of one or more of the Permitted Free Writing Prospectuses, if any, together with the information on Schedule E annexed hereto.
          As used in this Agreement, “business day” shall mean a day on which the NASDAQ Global Market (the “NASDAQ”) is open for trading. The terms “herein,” “hereof,” “hereto,” “hereinafter” and similar terms, as used in this Agreement, shall in each case refer to this Agreement as a whole and not to any particular section, paragraph, sentence or other subdivision of this Agreement. The term “or,” as used herein, is not exclusive.
          The Company has prepared and filed, in accordance with Section 12 of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder (collectively, the “Exchange Act”), a registration statement (as amended, the “Exchange Act Registration Statement”) on Form 8-A (File No. 000-52105) under the Exchange Act to register, under Section 12(g) of the Exchange Act, the class of securities consisting of the Common Stock.
          The Company, each of the Selling Stockholders and the Underwriters agree as follows:
     1. Sale and Purchase. Upon the basis of the representations and warranties and subject to the terms and conditions herein set forth, each of the Selling Stockholders agrees to sell, in each case severally and not jointly, to the respective Underwriters, and each of the Underwriters, severally and not jointly, agrees to purchase from each Selling Stockholder, the respective number of Firm Shares (subject to such adjustment as the Managing Underwriters may determine to avoid fractional shares) which bears the same proportion to the total number of Firm Shares to be sold by such Selling Stockholder, as the number of Firm Shares set forth opposite the name of such Underwriter in Schedule A annexed hereto, subject to adjustment in accordance with Section 11 hereof, bears to the total number of Firm Shares, in each case at a purchase price of $[•] per Share. The Company is advised by you that the Underwriters intend (i) to make a public offering of their respective portions of the Firm Shares as soon after the effective date of the Registration Statement as in your judgment is advisable and (ii) initially to offer the Firm Shares upon the terms set forth in the Prospectus. You may from time to time increase or decrease the public offering price after the initial public offering to such extent as you may determine.
          In addition, the VEBA Trust hereby grants to the several Underwriters the option (the “Over-Allotment Option”) to purchase, and upon the basis of the representations and warranties and subject to the terms and conditions herein set forth, the Underwriters shall have the right to purchase, severally and not jointly, from the VEBA Trust, ratably in accordance with the number of Firm Shares to be purchased by each of them, all or a portion of the Additional Shares as may be necessary to cover over-allotments made in connection with the offering of the Firm Shares, at the same purchase price per share to be paid by the Underwriters to the Selling Stockholders for the Firm Shares. The Over-Allotment Option may be exercised by the Managing Underwriters on behalf of the several Underwriters at any time and from time to time on or before the thirtieth day following the date of the Prospectus, by written notice to the Company and the VEBA Trust. Such notice shall set forth the aggregate number of Additional Shares as to which the Over-Allotment Option is being exercised and the date and time when the Additional Shares are to be delivered (any such date and time being herein referred to as an “additional time of purchase”); provided, however, that no additional time of purchase shall be earlier than the “time of purchase” (as defined below), nor earlier than the second business day after the date on which the Over-Allotment Option shall have been exercised, nor later than the tenth business day after the date on which the Over-Allotment Option shall have been exercised. Upon any exercise of the Over-Allotment Option, and subject to such adjustment as the Managing Underwriters may determine to avoid fractional shares: (i) the number of Additional Shares to be purchased by each Underwriter, severally and not jointly, shall be the number which bears the same proportion to the aggregate number of Additional Shares being purchased (the “Option Purchased Amount”) as the number of Firm Shares set forth opposite the name of such Underwriter in Schedule A annexed hereto bears to the total number of Firm Shares, subject to adjustment in accordance with Section 11 hereof.
          Pursuant to powers of attorney (the “Powers of Attorney”) granted by each Selling Stockholder other than the VEBA Trust (which Powers of Attorney shall be satisfactory to the Managing Underwriters), Joseph P. Bellino, John M. Donnan and Daniel J. Rinkenberger shall act as representatives of each of the Selling Stockholders with the exception of the VEBA Trust. Each of the foregoing representatives (collectively, the “Representatives of the Selling Stockholders”) is authorized, on behalf of each Selling Stockholder (excluding the VEBA Trust), among other things, to execute any documents necessary or desirable in connection with the sale of the Shares to be sold hereunder by such Selling Stockholder, to make delivery of such Shares

(whether in certificated or book-entry form), to provide instructions for the delivery of the proceeds of the sale of such Shares, to give receipts for such proceeds, to pay therefrom the expenses (if any) to be borne by such Selling Stockholder in connection with the sale and public offering of the Shares, to distribute the balance of such proceeds to such Selling Stockholder, to receive notices on behalf of such Selling Stockholder and to take such other action as may be necessary or desirable in connection with the transactions contemplated by this Agreement.
     2. Payment and Delivery. Payment of the purchase price for the Firm Shares shall be made to the Custodian (as defined below) by Federal Funds wire transfer against delivery of the Firm Shares in book-entry form to you through the facilities of The Depository Trust Company (“DTC”) for the respective accounts of the Underwriters. Such payment and delivery shall be made at 10:00 A.M., New York City time, on January [•], 2007 (unless another time shall be agreed to by you and the Company and any Representative of the Selling Stockholders, or unless postponed in accordance with the provisions of Section 11 hereof). The time at which such payment and delivery are to be made is hereinafter sometimes called the “time of purchase.” Electronic transfer of the Firm Shares shall be made to you at the time of purchase in such names and in such denominations as you shall specify.
          Payment of the purchase price for the Additional Shares shall be made at the applicable additional time of purchase in the same manner and at the same office as the payment for the Firm Shares. Electronic transfer of the Additional Shares shall be made to you at the additional time of purchase in such names and in such denominations as you shall specify.
          Deliveries of the documents described in Section 9 hereof with respect to the purchase of the Shares shall be made at the offices of Davis Polk & Wardwell at 1600 El Camino Real, Menlo Park, California, no later than at 9:00 A.M., New York City time, on the date of the closing of the purchase of the Firm Shares or the Additional Shares, as the case may be.
     3. Representations and Warranties of the Company. The Company represents and warrants to and agrees with each of the Underwriters that:
     (a) the Registration Statement has heretofore become effective under the Act or, with respect to any registration statement to be filed to register the offer and sale of Shares pursuant to Rule 462(b) under the Act, will be filed with the Commission and become effective under the Act no later than 10:00 P.M., New York City time, on the date of determination of the public offering price for the Shares; no stop order of the Commission preventing or suspending the use of any Preliminary Prospectus or Permitted Free Writing Prospectus, or the effectiveness of the Registration Statement, has been issued, and no proceedings for such purpose have been instituted or, to the Company’s knowledge, are contemplated by the Commission; the Exchange Act Registration Statement has become effective as provided in Section 12 of the Exchange Act;
     (b) the Registration Statement complied when it became effective, complies as of the date hereof and, as then amended or supplemented, will comply at the time of purchase, each additional time of purchase, if any, and at all times during which a prospectus is required by the Act to be delivered (whether physically or through compliance with Rule 172 under the Act or any similar rule) in connection with any sale of Shares, in all material respects, with the requirements of the Act; the Registration Statement did not, as of the Effective Time, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; each Preliminary Prospectus complied when it was filed with the Commission, and, as presently amended or supplemented, complies as of the date hereof, in all material respects with the requirements of the Act; at no time during the period that begins on the earlier of the date of such Preliminary Prospectus and the date such Preliminary Prospectus was filed with the Commission and ends at the time of purchase did or will any Preliminary Prospectus, as then amended or supplemented, include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, and at no time during such period did or will any Preliminary Prospectus, as then amended or supplemented, together with any combination of one or more of the then issued Permitted Free Writing Prospectuses, if any, include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; the Prospectus will comply, as of its date, the date that it is filed with the Commission and, as then amended or supplemented, the time of purchase, each additional time of purchase, if any, and at all times during which a prospectus is required by the Act to be delivered (whether physically or through compliance with Rule 172 under the Act or any similar rule) in connection with any sale of Shares, in all material respects, with the requirements of the Act (including, without limitation, Section 10(a) of the Act); at no time during the period that begins on the earlier of the date of the Prospectus and the date the Prospectus is filed with the Commission and ends at the later of the time of purchase, the latest additional time of purchase, if any, and the end of the period during which a prospectus is required by the Act to be delivered (whether physically or through compliance with Rule 172 under the Act or any similar rule) in connection with any sale of Shares did or will the Prospectus, as then amended or supplemented, include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; at no time during the period that begins on the date of such Permitted Free Writing Prospectus and ends at the time of purchase did or will any Permitted Free Writing Prospectus include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representation or warranty in this Section 3(b) with respect to any statement contained in the Registration Statement, any Preliminary Prospectus, the Prospectus or any Permitted Free Writing Prospectus in reliance upon and in conformity with information concerning an Underwriter and furnished in writing by or on behalf of such Underwriter through you to the Company expressly for use in the Registration Statement, such Preliminary Prospectus, the Prospectus or such Permitted Free Writing Prospectus;
     (c) prior to the execution of this Agreement, the Company has not, directly or indirectly, offered or sold any Shares by means of any “prospectus” (within the meaning of the Act) or used any “prospectus” (within the meaning of the Act) in connection with the offer or sale of the Shares, in each case other than the Preliminary Prospectuses and the Permitted Free Writing Prospectuses, if any; the Company has not, directly or indirectly, prepared, used or referred to any Permitted Free Writing Prospectus except in compliance with Rules 164 and 433 under the Act; assuming that such Permitted Free Writing Prospectus is accompanied or preceded by the most recent Preliminary Prospectus that contains a price range or the Prospectus, as the case may be, and that such Permitted Free Writing Prospectus is so sent or given after the Registration Statement was filed with the Commission (and after such Permitted Free Writing Prospectus was, if required pursuant to Rule 433(d) under the Act, filed with the Commission), the sending or giving, by any Underwriter, of any Permitted Free Writing Prospectus will satisfy the provisions of Rule 164 and Rule 433 (without reliance on subsections (b), (c) and (d) of Rule 164); the Preliminary Prospectus dated January [•], 2007 is a prospectus that, other than by reason of Rule 433 or Rule 431 under the Act, satisfies the requirements of Section 10 of the Act, including a price range where required by rule; neither the Company nor the Underwriters are disqualified, by reason of subsection (f) or (g) of Rule 164 under the Act, from using, in connection with the offer and sale of the Shares, “free writing prospectuses” (as defined in Rule 405 under the Act) pursuant to Rules 164 and 433 under the Act; the Company is not an “ineligible issuer” (as defined in Rule 405 under the Act) as of the eligibility determination date for purposes of Rules 164 and 433 under the Act with respect to the offering of the Shares contemplated by the Registration Statement, other than by virtue of paragraph (1)(iv) of the definition thereof; the staff of the Commission has informally advised that it would not object to the use of an “electronic road show” in connection with the Offering notwithstanding the Company’s status as an ineligible issuer by virtue of paragraph (1)(iv) of the definition thereof; the parties hereto agree and understand that the content of any and all “road shows” (as defined in Rule 433 under the Act) related to the offering of the Shares contemplated hereby is solely the property of the Company; the Company is required to file reports with the Commission pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and is not required to file any written communication that is a roadshow with the Commission pursuant to Rule 433(d)(8);
     (d) as of the date of this Agreement, the Company has an authorized and outstanding capitalization as set forth in the sections of the Registration Statement, the Preliminary Prospectuses and the Prospectus entitled “Capitalization” and “Description of capital stock” (and any similar sections or information, if any, contained in any Permitted Free Writing Prospectus), and, as of the time of purchase and any additional time of purchase, as the case may be, the Company shall have an authorized and outstanding capitalization as set forth in the sections of the Registration Statement, the Preliminary Prospectuses and the Prospectus entitled “Capitalization” and “Description of capital stock” (and any similar sections or information, if any, contained in any Permitted Free Writing Prospectus) (subject, in each case, to the issuance of shares of Common Stock upon exercise of stock options and warrants disclosed as outstanding in the Registration Statement (excluding the exhibits thereto), each Preliminary Prospectus and the Prospectus and the grant of options under existing stock option plans described in the Registration Statement (excluding the exhibits thereto), each Preliminary Prospectus and the Prospectus); all of the issued and outstanding shares of capital stock, including the Common Stock, of the Company have been duly authorized and validly issued and are fully paid and non-assessable, have been issued in compliance with all applicable securities laws and were not issued in violation of any preemptive right, resale right, right of first refusal or similar right;
     (e) the Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, with full corporate power and authority to own, lease and operate its properties and conduct its business as described in the Registration Statement, each Preliminary Prospectus, the Prospectus and each Permitted Free Writing Prospectus, if any, and to execute and deliver this Agreement;
     (f) the Company is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction where the ownership or leasing of its properties or the conduct of its business requires such qualification, except where the failure to be so qualified and in good standing would not, individually or in the aggregate, either (i) have a material adverse effect on the business, properties, financial condition, results of operations, cash flows, management or prospects of the Company and its subsidiaries (as defined below) taken as a whole or (ii) prevent or materially interfere with consummation of the transactions contemplated by this Agreement, the Registration Statement, each Preliminary Prospectus and the Prospectus (the occurrence of any such effect or any such prevention or interference or any such result described in the foregoing clauses (i) and (ii) being herein referred to as a “Material Adverse Effect”);
     (g) the Company has no subsidiaries other than those identified on Schedule D-1 hereto; the Company has no “significant subsidiaries” (as defined in Rule 1-02(w) of Regulation S-K under the Act) other than those identified on Schedule D-2 hereto (the “Subsidiaries”), provided, however, that the inclusion of a subsidiary on Schedule D-2 is not an admission or representation by the Company that such Subsidiary is a “significant subsidiary” as defined in Rule 1-02(w) of Regulation S-K under the Act; except as described on Schedule D-1, the Company owns all of the issued and outstanding capital stock or equity interests, as applicable, of each of the Subsidiaries; other than the capital stock or equity interests, as applicable, of the entities listed on Schedule D-1 and D-3 hereto, the Company does not own, directly or indirectly, any shares of stock or any other equity interests or long-term debt securities of any corporation, firm, partnership, joint venture, association or other entity; complete and correct copies of the charters, the bylaws and other organizational documents of the Company and each Subsidiary and all amendments thereto have been delivered to you, and, except as set forth in the exhibits to the Registration Statement, no changes therein will be made on or after the date hereof through and including the time of purchase or, if later, any additional time of purchase; each Subsidiary has been duly incorporated or formed and is validly existing as a corporation or a limited liability company in good standing under the laws of the jurisdiction of its incorporation or formation, with full corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement, each Preliminary Prospectus, the Prospectus and each Permitted Free Writing Prospectus, if any; each Subsidiary is duly qualified to do business as a foreign corporation or foreign limited liability company and is in good standing in each jurisdiction where the ownership or leasing of its properties or the conduct of its business requires such qualification, except where the failure to be so qualified and in good standing would not, individually or in the aggregate, have a Material Adverse Effect; all of the outstanding shares of capital stock or equity interests, as applicable, of each of the Subsidiaries have been duly authorized and validly issued, are fully paid and non-assessable, have been issued in compliance with all applicable securities laws, were not issued in violation of any preemptive right, resale right, right of first refusal or similar right and, except as described in the Registration Statement, each Preliminary Prospectus and the Prospectus, are not subject to any security interest, other encumbrance or adverse claims; no options, warrants or other rights to purchase, agreements or other obligations to issue or other rights to convert any obligation into shares of capital stock or ownership interests in the Subsidiaries are outstanding; and except for the Subsidiaries and the Company’s equity interest in Anglesey Aluminium Limited (“Anglesey”), an English limited company, none of Company’s subsidiaries or entities in which the Company has an equity interest owns or possesses any property or assets, or has any obligations or liabilities, or possesses any rights (by contract, franchise, permit or otherwise) or engages in any operations that are, individually or in the aggregate, material to the business, properties, financial condition, results of operations, cash flows, management or prospects of the Company and its subsidiaries taken as a whole;
     (h) the Shares to be sold by the Selling Stockholders pursuant hereto have been duly and validly authorized and issued and are fully paid, non-assessable and free of statutory and contractual preemptive rights, resale rights, rights of first refusal and similar rights; except as described in the Registration Statement, each Preliminary Prospectus and the Prospectus, the Shares to be sold by the Selling Stockholders pursuant hereto are and, after they are delivered against payment therefor as provided herein, will be free of any restriction upon the voting or transfer thereof pursuant to the Company’s Certificate of Incorporation or Bylaws or any agreement or other instrument to which the Company is a party;
     (i) the capital stock of the Company, including the Shares, conforms in all material respects to each description thereof, if any, contained in the Registration Statement, each Preliminary Prospectus, the Prospectus and each Permitted Free Writing Prospectus, if any; and the certificates for the Shares are in due and proper form;
     (j) this Agreement has been duly authorized, executed and delivered by the Company;
     (k) the agreements and documents described in the Registration Statement, each Preliminary Prospectus, the Prospectus and each Permitted Free Writing Prospectus, if any, conform to the description thereof contained therein and there are no agreements or documents required to be described in the Registration Statement, each Preliminary Prospectus, the Prospectus or any Permitted Free Writing Prospectus or to be filed with the Commission as exhibits to the Registration Statement that have not been so described or filed; and all legal and governmental proceedings, affiliate transactions and off-balance sheet transactions of a character required to be described in the Registration Statement, each Preliminary Prospectus, or any Permitted Free Writing Prospectus have been so described;

     (l) neither the Company nor any of the Subsidiaries is in breach or violation of or in default under (nor has any event occurred which, with notice, lapse of time or both, would result in any breach or violation of, constitute a default under or give the holder of any indebtedness (or a person acting on such holder’s behalf) the right to require the repurchase, redemption or repayment of all or a part of such indebtedness under) (A) its charter, bylaws or other organizational documents, (B) any indenture, mortgage, deed of trust, bank loan or credit agreement or other evidence of indebtedness, or any license, lease, contract or other agreement or instrument to which it is a party or by which it or any of its properties may be bound or affected, (C) any federal, state, local or foreign law, regulation or rule, (D) any rule or regulation of any self-regulatory organization or other non-governmental regulatory authority (including, without limitation, the rules and regulations of the NASDAQ), or (E) any decree, judgment or order applicable to it or any of its properties, except, with respect to (B), (C), (D) and (E) above, for any breach, violation or default that would not, individually or in the aggregate, have a Material Adverse Effect;
     (m) the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby will not conflict with, result in any breach or violation of or constitute a default under (nor constitute any event which, with notice, lapse of time or both, would result in any breach or violation of, constitute a default under or give the holder of any indebtedness (or a person acting on such holder’s behalf) the right to require the repurchase, redemption or repayment of all or a part of such indebtedness under) (or result in the creation or imposition of a lien, charge or encumbrance on any property or assets of the Company or any Subsidiary pursuant to) (A) the charter, bylaws or other organizational documents of the Company or any of the Subsidiaries, (B) any indenture, mortgage, deed of trust, bank loan or credit agreement or other evidence of indebtedness, or any license, lease, contract or other agreement or instrument to which the Company or any of the Subsidiaries is a party or by which any of them or any of their respective properties may be bound or affected, (C) any federal, state, local or foreign law, regulation or rule, (D) any rule or regulation of any self-regulatory organization or other non-governmental regulatory authority (including, without limitation, the rules and regulations of the NASDAQ), or (E) any decree, judgment or order applicable to the Company or any of the Subsidiaries or any of their respective properties, except, with respect to (B), (C), (D) and (E) above, for any breach, violation or default that would not, individually or in the aggregate, have a Material Adverse Effect;
     (n) no approval, authorization, consent or order of or filing with any federal, state, local or foreign governmental or regulatory commission, board, body, authority or agency, or of or with any self-regulatory organization or other non-governmental regulatory authority (including, without limitation, the NASDAQ), or approval of the stockholders of the Company, is required in connection with the sale of the Shares to be sold by the Selling Stockholders pursuant hereto or the consummation of the transactions contemplated hereby, other than (i) registration of the Shares under the Act, which has been effected (or, with respect to any registration statement to be filed hereunder pursuant to Rule 462(b) under the Act, will be effected in accordance herewith), (ii) any necessary qualification under the securities or blue sky laws of the various jurisdictions in which the

Shares are being offered by the Underwriters or (iii) under the Conduct Rules of the NASD;
     (o) except as described in the Registration Statement (excluding the exhibits thereto), each Preliminary Prospectus and the Prospectus, (i) no person has the right, contractual or otherwise, to cause the Company to issue or sell to it any shares of Common Stock or shares of any other capital stock or other equity interests of the Company, (ii) no person has any preemptive rights, resale rights, rights of first refusal or other rights to purchase from the Company or, to the Company’s knowledge, from any other person any shares of Common Stock or shares of any other capital stock of or other equity interests in the Company, (iii) no person has the right to act as an underwriter or as a financial advisor to the Company in connection with the offer and sale of the Shares and (iv) no person has the right, contractual or otherwise, to cause the Company to register under the Act any shares of Common Stock or shares of any other capital stock of or other equity interests in the Company, or to include any such shares or interests in the Registration Statement or the offering contemplated thereby;
     (p) each of the Company and the Subsidiaries has all necessary licenses, authorizations, consents and approvals and has made all necessary filings required under any applicable law, regulation or rule, and has obtained all necessary licenses, authorizations, consents and approvals from other persons, in order to conduct their respective businesses except where such failure to possess any such license, authorization, consent or approval or make such filings would not, individually or in the aggregate, have a Material Adverse Effect; neither the Company nor any of the Subsidiaries is in violation of, or in default under, or has received notice of any proceedings relating to revocation or modification of, any such license, authorization, consent or approval or any federal, state, local or foreign law, regulation or rule or any decree, order or judgment applicable to the Company or any of the Subsidiaries, except where such violation, default, revocation or modification would not, individually or in the aggregate, have a Material Adverse Effect;
     (q) except as described in the Registration Statement, each Preliminary Prospectus and the Prospectus, there are no actions, suits, claims, investigations or proceedings pending or, to the Company’s knowledge, threatened or contemplated to which the Company or any of the Subsidiaries or, to the Company’s knowledge, any of their respective directors or officers is or would be a party or of which any of their respective properties is or would be subject at law or in equity, before or by any federal, state, local or foreign governmental or regulatory commission, board, body, authority or agency, or before or by any self-regulatory organization or other non-governmental regulatory authority (including, without limitation, the NASDAQ), except any such action, suit, claim, investigation or proceeding which, if resolved adversely to the Company or any Subsidiary, would not, individually or in the aggregate, have a Material Adverse Effect;
     (r) Deloitte & Touche LLP, whose report on the consolidated financial statements of the Company and the Subsidiaries is included in the Registration Statement, the Preliminary Prospectuses and the Prospectus, are independent registered public accountants as required by the Act and by the rules of the Public Company Accounting Oversight Board;
     (s) the financial statements included in the Registration Statement, each Preliminary Prospectus, the Prospectus and each Permitted Free Writing Prospectus, if any, together with the related notes and schedules, present fairly the consolidated financial position of the Company and the Subsidiaries as of the dates indicated and the consolidated results of operations, cash flows and changes in stockholders’ equity of the Company for the periods specified and have been prepared in compliance with the requirements of the Act and Exchange Act and in conformity with U.S. generally accepted accounting principles applied on a consistent basis during the periods involved; all pro forma financial statements or data included in the Registration Statement, each Preliminary Prospectus, the Prospectus and each Permitted Free Writing Prospectus, if any, comply with the requirements of the Act and the Exchange Act, and the assumptions used in the preparation of such pro forma financial statements and data are reasonable, the pro forma adjustments used therein are appropriate to give effect to the transactions or circumstances described therein and the pro forma adjustments have been properly applied to the historical amounts in the compilation of those statements and data; the other financial and statistical data contained in the Registration Statement, each Preliminary Prospectus, the Prospectus and each Permitted Free Writing Prospectus, if any, are accurately and fairly presented and prepared on a basis consistent with the financial statements and books and records of the Company; there are no financial statements (historical or pro forma) that are required to be included in the Registration Statement, any Preliminary Prospectus or the Prospectus that are not included as required; and all disclosures contained in the Registration Statement, each Preliminary Prospectus, the Prospectus and each Permitted Free Writing Prospectus, if any, regarding “non-GAAP financial measures” (as such term is defined by the rules and regulations of the Commission) comply with Regulation G of the Exchange Act and Item 10 of Regulation S-K under the Act, to the extent applicable;
     (t) subsequent to the respective dates as of which information is given in the Registration Statement, each Preliminary Prospectus, the Prospectus and each Permitted Free Writing Prospectus, if any, in each case excluding any amendments or supplements to the foregoing made after the execution of this Agreement, there has not been (i) any material adverse change, or any development involving a prospective material adverse change, in the business, properties, financial condition, results of operations, cash flows, management or prospects of the Company and the Subsidiaries taken as a whole or (ii) any dividend or distribution of any kind declared, paid or made on the capital stock of the Company or any Subsidiary;
     (u) the Company has obtained for the benefit of the Underwriters the agreement (a “Lock-Up Agreement”), in the form set forth as Exhibit A hereto, of (i) each of its directors and “officers” (within the meaning of Rule 16a-1(f) under the Exchange Act), (ii) each Selling Stockholder and (iii) each other stockholder identified on Exhibit A-1 attached hereto (each of the parties referred to in clauses (i) through (iii) being identified on Exhibit A-1 attached hereto);

     (v) neither the Company nor any Subsidiary is, and at no time during which a prospectus is required by the Act to be delivered (whether physically or through compliance with Rule 172 under the Act or any similar rule) in connection with any sale of Shares will any of them be, and, after giving effect to the offering and sale of the Shares, will any of them be, an “investment company” or an entity “controlled” by an “investment company,” as such terms are defined in the Investment Company Act of 1940, as amended (the “Investment Company Act”);
     (w) the Company and each of the Subsidiaries have good and marketable title to all property (real and personal) described in the Registration Statement, each Preliminary Prospectus, the Prospectus and each Permitted Free Writing Prospectus, if any, as being owned by any of them, free and clear of all liens, claims, security interests or other encumbrances except as described in the Registration Statement, each Preliminary Prospectus and the Prospectus; and all the property described in the Registration Statement, each Preliminary Prospectus, the Prospectus and each Permitted Free Writing Prospectus, if any, as being held under lease by the Company or a Subsidiary is held thereby under valid, subsisting and enforceable leases, except where the failure to have such good and marketable title or the failure of any such lease to be valid, subsisting and enforceable would not, individually or in the aggregate, have a Material Adverse Effect;
     (x) each of the Company and the Subsidiaries owns or possesses all inventions, patent applications, patents, trademarks (both registered and unregistered), tradenames, service names, copyrights, trade secrets and other proprietary information described in the Registration Statement, each Preliminary Prospectus, the Prospectus and each Permitted Free Writing Prospectus, if any, as being owned or licensed by it or which is necessary for the conduct of, or material to, its businesses (collectively, the “Intellectual Property”) except where the failure to own or possess such Intellectual Property would not, individually or in the aggregate, have a Material Adverse Effect, and the Company is unaware of any claim to the contrary or any challenge by any other person to the rights of the Company or any of the Subsidiaries with respect to the Intellectual Property; neither the Company nor any of the Subsidiaries has infringed or is infringing the intellectual property of a third party, and neither the Company nor any Subsidiary has received notice of a claim by a third party to the contrary;
     (y) neither the Company nor any of the Subsidiaries is engaged in any unfair labor practice; except for matters which would not, individually or in the aggregate, have a Material Adverse Effect, (i) there is (A) no unfair labor practice complaint pending or, to the Company’s knowledge, threatened against the Company or any of the Subsidiaries before the National Labor Relations Board, and no grievance or arbitration proceeding arising out of or under collective bargaining agreements is pending or, to the Company’s knowledge, threatened, (B) no strike, labor dispute, slowdown or stoppage pending or, to the Company’s knowledge, threatened against the Company or any of the Subsidiaries and (C) no union representation dispute currently existing concerning the employees of the Company or any of the Subsidiaries, (ii) to the Company’s knowledge, no union organizing activities are currently taking place concerning the employees of the Company or any of the Subsidiaries and (iii) there has been no violation of any federal, state, local or foreign law relating to discrimination in the hiring, promotion or pay of employees, any applicable wage or hour laws or any provision of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”) or the rules and regulations promulgated thereunder concerning the employees of the Company or any of the Subsidiaries;
     (z) the Company and the Subsidiaries and their respective properties, assets and operations are in compliance with, and the Company and each of the Subsidiaries hold all permits, authorizations and approvals required under, Environmental Laws (as defined below), except to the extent that failure to so comply or to hold such permits, authorizations or approvals would not, individually or in the aggregate, have a Material Adverse Effect; except as described in the Registration Statement, each Preliminary Prospectus and the Prospectus, there are no past, present or, to the Company’s knowledge, reasonably anticipated future events, conditions, circumstances, activities, practices, actions, omissions or plans that could reasonably be expected to give rise to any material costs or liabilities to the Company or any Subsidiary under, or to interfere with or prevent compliance by the Company or any Subsidiary with, Environmental Laws; except as would not, individually or in the aggregate, have a Material Adverse Effect, neither the Company nor any of the Subsidiaries (i) is, to its knowledge, the subject of any investigation, (ii) has received any notice or claim, (iii) is a party to or, to its knowledge, affected by any pending or, to its knowledge, threatened action, suit or proceeding, (iv) is bound by any judgment, decree or order or (v) has entered into any agreement, in each case relating to any alleged violation of any Environmental Law or any actual or alleged release or threatened release or cleanup at any location of any Hazardous Materials (as defined below) (as used herein, “Environmental Law” means any federal, state, local or foreign law, statute, ordinance, rule, regulation, order, decree, judgment, injunction, permit, license, authorization or other binding requirement, or common law, relating to health, safety or the protection, cleanup or restoration of the environment or natural resources, including those relating to the distribution, processing, generation, treatment, storage, disposal, transportation, other handling or release or threatened release of Hazardous Materials, and “Hazardous Materials” means any material (including, without limitation, pollutants, contaminants, hazardous or toxic substances or wastes) that is regulated by or may give rise to liability under any Environmental Law);
     (aa) in the ordinary course of their business, the Company and each of the Subsidiaries conduct periodic reviews of the effect of the Environmental Laws on their respective businesses, operations and properties, in the course of which they identify and evaluate associated costs and liabilities (including, without limitation, any capital or operating expenditures required for cleanup, closure of properties or compliance with the Environmental Laws or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties);
     (bb) all tax returns required to be filed by the Company or any of the Subsidiaries have been timely filed, and all taxes and other assessments of a similar nature (whether imposed directly or through withholding) including any interest, additions to tax or penalties applicable thereto due or claimed to be due from such entities have been timely paid, other than those that are immaterial in amount or that are being contested in good faith and for which adequate reserves have been provided;
     (cc) the Company and each of the Subsidiaries maintain insurance covering their respective properties, operations, personnel and businesses as the Company reasonably deems adequate; such insurance insures against such losses and risks to an extent which is adequate in accordance with customary industry practice to protect the Company and the Subsidiaries and their respective businesses; all such insurance is fully in force on the date hereof and will be fully in force at the time of purchase and each additional time of purchase, if any; neither the Company nor any Subsidiary has reason to believe that it will not be able to renew any such insurance as and when such insurance expires;
     (dd) neither the Company nor any Subsidiary has sent or received any communication regarding termination of, or intent not to renew, any of the contracts or agreements referred to or described in any Preliminary Prospectus, the Prospectus or any Permitted Free Writing Prospectus, or referred to or described in, or filed as an exhibit to, the Registration Statement, and no such termination or non-renewal has been threatened by the Company or any Subsidiary or, to the Company’s knowledge, any other party to any such contract or agreement;
     (ee) the Company and each of the Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences;
     (ff) the Company has established and maintains and evaluates “disclosure controls and procedures” (as such term is defined in Rule 13a-15 and 15d-15 under the Exchange Act) and “internal control over financial reporting” (as such term is defined in Rule 13a-15 and 15d-15 under the Exchange Act); such disclosure controls and procedures are designed to ensure that material information relating to the Company, including its consolidated subsidiaries, is made known to the Company’s Chief Executive Officer and its Chief Financial Officer by others within those entities, and, except as described in the Registration Statement, each Preliminary Prospectus and the Prospectus, such disclosure controls and procedures are effective to perform the functions for which they were established; the Company’s independent auditors and the Audit Committee of the Board of Directors of the Company have been advised of: (i) all significant deficiencies, if any, in the design or operation of internal controls which could adversely affect the Company’s ability to record, process, summarize and report financial data; and (ii) all fraud, if any, whether or not material, that involves management or other employees who have a role in the Company’s internal controls; all material weaknesses, if any, in internal controls have been identified to the Company’s independent auditors;

since the date of the most recent evaluation of such disclosure controls and procedures and internal controls, there have been no significant changes in internal controls or in other factors that could significantly affect internal controls, including any corrective actions with regard to significant deficiencies and material weaknesses; and the Company has taken all necessary actions to ensure that, upon and at all times after the filing of the Registration Statement, the Company and the Subsidiaries and their respective officers and directors, in their capacities as such, will be in compliance in all material respects with the applicable provisions of the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”) and the rules and regulations promulgated thereunder at such times as such provisions, rules and regulations become applicable to the Company;
     (gg) each “forward-looking statement” (within the meaning of Section 27A of the Act or Section 21E of the Exchange Act) contained in the Registration Statement, each Preliminary Prospectus, the Prospectus and each Permitted Free Writing Prospectus, if any, has been made or reaffirmed with a reasonable basis and in good faith;
     (hh) all statistical or market-related data included in the Registration Statement, each Preliminary Prospectus, the Prospectus and each Permitted Free Writing Prospectus, if any, are based on or derived from sources that the Company reasonably believes to be reliable and accurate, and the Company has obtained the written consent to the use of such data from such sources to the extent required;
     (ii) except as described in the Registration Statement, each Preliminary Prospectus and the Prospectus, no Subsidiary is currently prohibited, directly or indirectly, from paying any dividends to the Company, from making any other distribution on such Subsidiary’s capital stock, from repaying to the Company any loans or advances to such Subsidiary from the Company or from transferring any of such Subsidiary’s property or assets to the Company or any other Subsidiary of the Company;
     (jj) neither the Company nor any of the Subsidiaries has incurred any liability for any finder’s or broker’s fee or agent’s commission in connection with the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby or by the Registration Statement;
     (kk) neither the Company nor any of the Subsidiaries nor any of their respective directors, officers, affiliates or controlling persons has taken, directly or indirectly, any action designed, or which has constituted or might reasonably be expected to cause or result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares; and
     (ll) neither the Company nor any of the Subsidiaries nor, to the knowledge of the Company, any director, officer, agent, employee or affiliate of the Company or any of the Subsidiaries is aware of or has taken any action, directly or indirectly, that would result in a violation by such persons of the Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder (the “Foreign Corrupt Practices Act”); and the Company, the Subsidiaries and, to the knowledge of the Company, its affiliates have instituted and maintain policies and procedures designed to ensure continued compliance therewith;
     (mm) the operations of the Company and the Subsidiaries are and have been conducted at all times in compliance in all material respects with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”); and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator or non-governmental authority involving the Company or any of the Subsidiaries with respect to the Money Laundering Laws is pending or, to the Company’s knowledge, threatened;
     (nn) neither the Company nor any of the Subsidiaries nor, to the knowledge of the Company, any director, officer, agent, employee or affiliate of the Company or any of the Subsidiaries is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”); and
     (oo) the Second Amended Joint Plan of Reorganization, as modified, under Chapter 11 of the Bankruptcy Code (the “Plan of Reorganization”) of the Company, Kaiser Aluminum & Chemical Corporation and certain of their affiliates (collectively, the “Reorganizing Debtors”) was confirmed by the order of the United States Bankruptcy Court for the District of Delaware entered on February 6, 2006 (the “Confirmation Order”). The District Court for the District of Delaware entered an order affirming the Confirmation Order on May 11, 2006; although certain parties appealed the District Court’s order affirming the Confirmation Order, each of those appeals has been dismissed. The Effective Date, as that term is defined in the Plan of Reorganization, was achieved on July 6, 2006. Except as provided in the Plan of Reorganization, the Confirmation Order or the Environmental Settlement Agreement, the Reorganizing Debtors have been discharged from all Claims (as defined in the Plan of Reorganization) that arose on or before such Effective Date.
     (pp) As of the applicable dates indicated in Section 3(b), the statements in the Registration Statement, each Preliminary Prospectus and the Prospectus contain all statements concerning Anglesey and its business and operations required by the Act, and such statements do not include an untrue statement of a material fact or omit to state a material fact necessary in order to make such statements, in the light of the circumstances under which they were made, not misleading.
     (qq) To the knowledge of the Company, Anglesey is duly organized and validly existing under the laws of England. To the knowledge of the Company, the execution delivery and performance of this Agreement and the consummation of the transactions contemplated hereby will not (i) conflict with the charter, bylaws or other organizational documents of Anglesey, and (ii) will not result in any breach or violation of, or constitute a default under, the Anglesey Aluminium Shareholders’ Agreement by and among Rio Tinto Aluminium Holdings Limited (“RITZAH”), Kaiser Aluminum & Chemical International Company and Anglesey, dated December 12, 1977, as amended by the First Supplemental Agreement thereto by and among RITZAH, Kaiser Aluminium Europe Incorporated and Anglesey, dated December 29, 1987, as amended by the Second Supplemental Agreement thereto by and among Kaiser Aluminium Europe Incorporated, Kaiser Aluminum & Chemical Corporation, RITZAH and Anglesey, dated November 6, 1987.
     (rr) Kaiser Aluminum Investments Company, a wholly-owned subsidiary of the Company, has good and valid title to 12,862,500 ordinary shares, par value of £1 per share of Anglesey (the “Anglesey Shares”), free and clear of all liens, except liens described in the Registration Statement (including the exhibits thereto), each Preliminary Prospectus and the Prospectus. To the knowledge of the Company, (i) as of the date hereof, the authorized capital stock of Anglesey consists of 26,250,000 ordinary shares, par value of £1 per share, (ii) all of such shares have been issued and are outstanding, fully paid and non-assessable, and (iii) there are no outstanding subscriptions, options, rights, warrants, convertible securities or other agreements or commitments obligating Anglesey to issue any additional shares of capital stock of any class or any other securities of any kind.
          In addition, any certificate signed by any officer of the Company or any of the Subsidiaries and delivered to the Underwriters or counsel for the Underwriters in connection with the offering of the Shares shall be deemed to be a representation and warranty by the Company, as to matters covered thereby, to each Underwriter.
          4. Representations and Warranties of the Selling Stockholders. (a) Each Selling Stockholder (excluding the VEBA Trust) severally and not jointly with the other Selling Stockholders, represents and warrants to each of the Underwriters that:
     (i) all information provided in writing by such Selling Stockholder expressly for inclusion in the Registration Statement, any Preliminary Prospectus or the Prospectus complied and will comply with all applicable provisions of the Act; the Registration Statement, as it relates to such Selling Stockholder, did not, as of the Effective Time, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; at no time during the period that begins on the earlier of the date of such Preliminary Prospectus and the date such Preliminary Prospectus was filed with the Commission and ends at the time of purchase did or will any Preliminary Prospectus, as then amended or supplemented, as such Preliminary Prospectus relates to such Selling Stockholder, include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, and at no time during such period did or will any Preliminary Prospectus, as then amended or supplemented, together with any combination of one or more of the then issued Permitted Free Writing Prospectuses, if any, in each case as they relate to such Selling Stockholder, include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; at no time during the period that begins on the earlier of the date of the Prospectus and the date the Prospectus is filed with the Commission and ends at the later of the time of purchase, the latest additional time of purchase, if any, and the end of the period during which a prospectus is required by the Act to be delivered (whether physically or through compliance with Rule 172 under the Act or any similar rule) in connection with any sale of Shares did or will the Prospectus, as then amended or supplemented, as the Prospectus relates to such Selling Stockholder, include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; at no time during the period that begins on the date of such Permitted Free Writing Prospectus and ends at the time of purchase did or will any Permitted Free Writing Prospectus, as such Permitted Free Writing Prospectus relates to such Selling Stockholder, include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, provided that the representations and warranties set forth in this paragraph 4(a)(i) are limited to statements or omissions made in reliance upon information relating to such Selling Stockholder furnished to the Company in writing by such Selling Stockholder expressly for use in the Registration Statement, any Preliminary Prospectus, the Prospectus, or any Permitted Free Writing Prospectus or any amendments or supplements thereto, as the case may be;
     (ii) such Selling Stockholder has not, prior to the execution of this Agreement, offered or sold any Shares by means of any “prospectus” (within the meaning of the Act), or used any “prospectus” (within the meaning of the Act) in connection with the offer or sale of the Shares, in each case other than the then most recent Preliminary Prospectus;
     (iii) neither the execution, delivery and performance of this Agreement or the Custody Agreement (as defined below) or Power of Attorney to which such

Selling Stockholder is a party nor the sale by such Selling Stockholder of the Shares to be sold by such Selling Stockholder pursuant to this Agreement nor the consummation of the transactions contemplated hereby or thereby will conflict with, result in any breach or violation of or constitute a default under (or constitute any event which with notice, lapse of time or both would result in any breach or violation of or constitute a default under) (A) if such Selling Stockholder is not an individual, the charter or bylaws or other organizational documents of such Selling Stockholder, (B) any indenture, mortgage, deed of trust, bank loan or credit agreement or other evidence of indebtedness, or any license, lease, contract or other agreement or instrument to which such Selling Stockholder is a party or by which such Selling Stockholder or any of its properties may be bound or affected, (C) any federal, state, local or foreign law, regulation or rule, (D) or any rule or regulation of any self-regulatory organization or other non-governmental regulatory authority (including, without limitation, the rules and regulations of the NASDAQ), or (E) any decree, judgment or order applicable to such Selling Stockholder or any of its properties;
     (iv) no approval, authorization, consent or order of or filing with any federal, state, local or foreign governmental or regulatory commission, board, body, authority or agency, or of or with any self-regulatory organization or other non-governmental regulatory authority (including, without limitation, the NASDAQ), is required in connection with the sale of the Shares to be sold by such Selling Stockholder pursuant to this Agreement or the consummation by such Selling Stockholder of the transactions contemplated hereby or by the Custody Agreement or Power of Attorney to which such Selling Stockholder is a party other than (A) registration of the Shares under the Act, which has been effected (or, with respect to any registration statement to be filed hereunder pursuant to Rule 462(b) under the Act, will be effected in accordance herewith), (B) any necessary qualification under the securities or blue sky laws of the various jurisdictions in which the Shares are being offered by the Underwriters or (C) under the Conduct Rules of the NASD;
     (v) neither such Selling Stockholder nor any of its affiliates has taken, directly or indirectly, any action designed to, or which has constituted or might reasonably be expected to cause or result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares;
     (vi) such Selling Stockholder now is and, at the time of delivery of such Shares, will be the lawful owner of the number of Shares to be sold by such Selling Stockholder pursuant to this Agreement and has and, at the time of delivery of such Shares, will have valid and marketable title to such Shares, and upon delivery of and payment for such Shares, the Underwriters will acquire valid and marketable title to such Shares free and clear of any claim, lien, encumbrance, security interest, community property right, restriction on transfer (except as described in the Registration Statement, each Preliminary Prospectus and the Prospectus, or other defect in title;

     (vii) such Selling Stockholder has and, at the time of delivery of the Shares to be sold by such Selling Stockholder pursuant to this Agreement, will have full legal right, power and capacity, and all authorizations and approvals required by law (other than those imposed by the Act and state securities or blue sky laws), to (A) enter into this Agreement and a Custody Agreement and to execute a Power of Attorney, (B) sell, assign, transfer and deliver the Shares to be sold by such Selling Stockholder pursuant to this Agreement in the manner provided in this Agreement and (C) make the representations, warranties and agreements made by such Selling Stockholder herein;
     (viii) this Agreement and the custody agreement (the “Custody Agreement”), effective as of January 8, 2007 between Mellon Investor Services LLC, as custodian (the “Custodian”), and such Selling Stockholder and the Power of Attorney to which such Selling Stockholder is a party have each been duly executed and delivered by (or, in the case of this Agreement, on behalf of) such Selling Stockholder, and each is a legal, valid and binding agreement of such Selling Stockholder enforceable in accordance with its terms;
     (ix) such Selling Stockholder has duly and irrevocably authorized each of the Representatives of the Selling Stockholders (whether acting alone or together), on behalf of such Selling Stockholder, to execute and deliver this Agreement and any other documents necessary or desirable in connection with the transactions contemplated hereby or thereby and to deliver the Shares to be sold by such Selling Stockholder pursuant to this Agreement and receive payment therefor pursuant hereto;
     (x) the sale of the Shares to be sold by such Selling Stockholder pursuant to this Agreement is not prompted by any information concerning the Company or any Subsidiary which is not set forth in the Registration Statement (excluding the exhibits thereto), each Preliminary Prospectus and the Prospectus; such Selling Stockholder has no knowledge of any material adverse information with regard to the Company or the Subsidiaries which is not disclosed in such documents; and neither such Selling Stockholder (or, if such Selling Stockholder is a trust, to such Selling Stockholder’s knowledge, any beneficiary thereof, or, if such Selling Stockholder is an estate, partnership or corporation, any beneficiary, partner or other equity owner thereof) nor any immediate family member of such Selling Stockholder (or any such beneficiary, partner or other equity owner) is a director, officer or employee of or consultant to the Company or any of its Subsidiaries;
     (xi) at the time of purchase, all stock transfer or other taxes (other than income taxes), if any, that are required to be paid in connection with the sale and transfer of the Shares to be sold by such Selling Stockholder to the several Underwriters hereunder will be fully paid or provided for by such Selling Stockholder, and all laws imposing such taxes will be fully complied with;
     (xii) pursuant to the Custody Agreement to which such Selling

Stockholder is a party, certificates in negotiable form or security entitlements in book-entry form for the Shares to be sold by such Selling Stockholder pursuant to this Agreement have been placed in custody for the purpose of making delivery of such Shares in accordance with this Agreement; such Selling Stockholder agrees that (A) such Shares represented by such certificates or security entitlements are for the benefit of, and coupled with and subject to the interest of, the Custodian, the Representatives of the Selling Stockholders, the Underwriters, the Company, and the Selling Stockholders, (B) the arrangements made by such Selling Stockholder for custody and for the appointment of the Custodian and the Representatives of the Selling Stockholders by such Selling Stockholder are irrevocable, and (C) the obligations of such Selling Stockholder hereunder shall not be terminated by any act of such Selling Stockholder or by operation of law, whether by the death, disability or incapacity of such Selling Stockholder or by the occurrence of any other event or events (including, without limitation, the termination of any trust or estate for which the Selling Stockholder is acting as a fiduciary or fiduciaries, the death or incapacity of one or more trustees, guardians, executors or administrators under such trust or estate or the bankruptcy, liquidation, dissolution, merger or consolidation of such Selling Stockholder, if the Selling Stockholder is a corporation, partnership, limited liability company or other similar entity) (any of the foregoing being hereinafter referred to as an “Event”); if an Event occurs before the delivery of the Shares hereunder, certificates (either certificated or book-entry form) for the Shares shall be delivered by the Custodian in accordance with the terms and conditions of the Power of Attorney to which such Selling Stockholder is a party, the Custody Agreement to which such Selling Stockholder is a party and this Agreement, and actions taken by the Custodian and the Representatives of the Selling Stockholders pursuant to such Power or Attorney or such Custody Agreement shall be as valid as if such Event had not occurred, regardless of whether or not the Custodian or the Representatives of the Selling Stockholders, or either of them, shall have received notice thereof; and
     (xiii) the representations and warranties of such Selling Stockholder in its Custody Agreement and Power of Attorney are, and at the time of purchase and any additional time of purchase, as the case may be, will be, true and correct.
          (b) The VEBA Trust represents and warrants to each of the Underwriters that:
     (i) all information provided in writing by the VEBA Trust expressly for inclusion in the Registration Statement, any Preliminary Prospectus or the Prospectus complied and will comply with all applicable provisions of the Act; the Registration Statement, as it relates to the VEBA Trust, did not, as of the Effective Time, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; at no time during the period that begins on the earlier of the date of such Preliminary Prospectus and the date such Preliminary Prospectus was filed with the Commission and ends at the time of purchase did or will any Preliminary Prospectus, as then amended or supplemented, as such Preliminary

Prospectus relates to the VEBA Trust, include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, and at no time during such period did or will any Preliminary Prospectus, as then amended or supplemented, together with any combination of one or more of the then issued Permitted Free Writing Prospectuses, if any, in each case as they relate to the VEBA Trust, include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; at no time during the period that begins on the earlier of the date of the Prospectus and the date the Prospectus is filed with the Commission and ends at the later of the time of purchase, the latest additional time of purchase, if any, and the end of the period during which a prospectus is required by the Act to be delivered (whether physically or through compliance with Rule 172 under the Act or any similar rule) in connection with any sale of Shares did or will the Prospectus, as then amended or supplemented, as the Prospectus relates to the VEBA Trust, include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; at no time during the period that begins on the date of such Permitted Free Writing Prospectus and ends at the time of purchase did or will any Permitted Free Writing Prospectus, as such Permitted Free Writing Prospectus relates to the VEBA Trust, include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, provided that the representations and warranties set forth in this paragraph 4(b)(i) are limited to statements or omissions made in reliance upon information relating to the VEBA Trust furnished to the Company in writing by the VEBA Trust expressly for use in the Registration Statement, any Preliminary Prospectus, the Prospectus, or any Permitted Free Writing Prospectus or any amendments or supplements thereto, as the case may be;
     (ii) the VEBA Trust has not, prior to the execution of this Agreement, offered or sold any Shares by means of any “prospectus” (within the meaning of the Act), or used any “prospectus” (within the meaning of the Act) in connection with the offer or sale of the Shares, in each case other than the then most recent Preliminary Prospectus;
     (iii) neither the execution, delivery and performance of this Agreement nor the sale by the VEBA Trust of the Shares to be sold by the VEBA Trust pursuant to this Agreement nor the consummation of the transactions contemplated hereby will conflict with, result in any breach or violation of or constitute a default under (or constitute any event which with notice, lapse of time or both would result in any breach or violation of or constitute a default under) (A) the organizational documents of the VEBA Trust, (B) any indenture, mortgage, deed of trust, bank loan or credit agreement or other evidence of indebtedness, or any license, lease, contract or other agreement or instrument to which the VEBA Trust is a party or by which the VEBA Trust or any of its properties may be bound or affected, (C) any federal, state, local or foreign law, regulation or rule, (D) or any rule or regulation of any self-regulatory organization or other non-governmental regulatory authority (including, without limitation, the rules and regulations of the NASDAQ), or (E) any decree, judgment or order applicable to the VEBA Trust or any of its properties;
     (iv) no approval, authorization, consent or order of or filing with any federal, state, local or foreign governmental or regulatory commission, board, body, authority or agency, or of or with any self-regulatory organization or other non-governmental regulatory authority (including, without limitation, the NASDAQ), is required in connection with the sale of the Shares to be sold by the VEBA Trust pursuant to this Agreement or the consummation by the VEBA Trust of the transactions contemplated hereby other than (A) registration of the Shares under the Act, which has been effected (or, with respect to any registration statement to be filed hereunder pursuant to Rule 462(b) under the Act, will be effected in accordance herewith), (B) any necessary qualification under the securities or blue sky laws of the various jurisdictions in which the Shares are being offered by the Underwriters or (C) under the Conduct Rules of the NASD;
     (v) neither the VEBA Trust nor any of its affiliates has taken, directly or indirectly, any action designed to, or which has constituted or might reasonably be expected to cause or result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares;
     (vi) the VEBA Trust now is and, at the time of delivery of such Shares (whether at the time of purchase or any additional time of purchase, as the case may be), will be the lawful owner of the number of Shares to be sold by the VEBA Trust pursuant to this Agreement and has and, at the time of delivery of such Shares, will have valid and marketable title to such Shares, and upon delivery of and payment for such Shares (whether at the time of purchase or any additional time of purchase, as the case may be), the Underwriters will acquire valid and marketable title to such Shares free and clear of any claim, lien, encumbrance, security interest, community property right, restriction on transfer (except as described in the Registration Statement, each Preliminary Prospectus and the Prospectus), or other defect in title;
     (vii) the VEBA Trust has and, at the time of delivery of the Shares to be sold by the VEBA Trust pursuant to this Agreement (whether at the time of purchase or any additional time of purchase, as the case may be), will have full legal right, power and capacity, and all authorizations and approvals required by law (other than those imposed by the Act and state securities or blue sky laws), to (A) enter into this Agreement, (B) sell, assign, transfer and deliver the Shares to be sold by the VEBA Trust pursuant to this Agreement in the manner provided in this Agreement and (C) make the representations, warranties and agreements made by the VEBA Trust herein;
     (viii) this Agreement has been duly executed and delivered by the

VEBA Trust and is a legal, valid and binding agreement of the VEBA Trust enforceable in accordance with its terms;
     (ix) the sale of the Shares to be sold by the VEBA Trust pursuant to this Agreement is not prompted by any information concerning the Company or any Subsidiary which is not set forth in the Registration Statement (excluding the exhibits thereto), each Preliminary Prospectus and the Prospectus; the VEBA Trust has no knowledge of any material adverse information with regard to the Company or the Subsidiaries which is not disclosed in such documents; and to the VEBA Trust’s knowledge, no beneficiary thereof nor any immediate family member of any such beneficiary is a director or executive officer of the Company;
     (x) at the time of purchase and each additional time of purchase, all stock transfer or other taxes (other than income taxes), if any, that are required to be paid in connection with the sale and transfer of the Shares to be sold by the VEBA Trust to the several Underwriters hereunder will be fully paid or provided for by the VEBA Trust, and all laws imposing such taxes will be fully complied with;
     (xi) National City Bank, as trustee under the VEBA Trust (the “VEBA Trustee”), is duly authorized to execute and deliver this Agreement on behalf of the VEBA Trust and to cause the VEBA Trust to perform its obligations hereunder and to consummate the transactions contemplated hereby, and Independent Fiduciary Services, Inc., in its capacity as independent fiduciary of the retiree health plan known as “VEBA for Retirees of Kaiser Aluminum” (the “Retiree Plan”), with respect to the Common Stock owned by the VEBA Trust as of the date hereof, has duly assented to and acknowledged this Agreement;
     (xii) the VEBA Trust has been duly constituted in accordance with valid and binding trust agreements and instruments and is validly existing. Each of the VEBA Trust and the Retiree Plan has been administered in form and in operation in compliance with all requirements of law and regulation applicable thereto and, to the knowledge of the VEBA Trust, no event has occurred which will or could cause the VEBA Trust to lose its exemption from federal income taxation under Section 501(c)(9) of the U.S. Internal Revenue Code of 1986, as amended (the “Code”); and
     (xiii) the duly appointed “investment manager” (as such term is defined in Section 3(38) of ERISA) of the VEBA Trust, with respect to all discretionary actions regarding the management or disposition of any of the Shares, has found and concluded that the execution of this Agreement by the VEBA Trust and that the VEBA Trust’s entering into the transactions contemplated by this Agreement are consistent with the investment manager’s fiduciary responsibility under ERISA and that such contemplated transactions are not prohibited transactions within the meaning of ERISA, or, if prohibited, are exempt under an applicable class or individual exemption. None of the Underwriters nor any person or entity affiliated with them is a “fiduciary” (as such term is defined in Section 3(21) of ERISA) of the VEBA

Trust or a “named fiduciary” (as such term is defined in Section 402(a)(2) of ERISA) of the VEBA Trust.
          In addition, any certificate signed by any Selling Stockholder (or, with respect to any Selling Stockholder that is not an individual, any officer of such Selling Stockholder or of any of such Selling Stockholder’s subsidiaries) or by any Representative of the Selling Stockholders and delivered to the Underwriters or counsel for the Underwriters in connection with the offering of the Shares shall be deemed to be a representation and warranty by such Selling Stockholder, as to matters covered thereby, to each Underwriter.
     5. Certain Covenants of the Company. The Company hereby agrees:
     (a) to furnish such information as may be required and otherwise to cooperate in qualifying the Shares for offering and sale under the securities or blue sky laws of such states or other jurisdictions as you may designate and to maintain such qualifications in effect so long as you may request for the distribution of the Shares; provided, however, that the Company shall not be required to qualify as a foreign corporation, subject itself to foreign taxation, or to consent to the service of process under the laws of any such jurisdiction (except service of process with respect to the offering and sale of the Shares); and to promptly advise you of the receipt by the Company of any notification with respect to the suspension of the qualification of the Shares for offer or sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose;
     (b) to make available to the Underwriters in New York City, as soon as practicable after this Agreement becomes effective, and thereafter from time to time to furnish to the Underwriters, as many copies of the Prospectus (or of the Prospectus as amended or supplemented if the Company shall have made any amendments or supplements thereto after the effective date of the Registration Statement) as the Underwriters may request for the purposes contemplated by the Act; in case any Underwriter is required to deliver (whether physically or through compliance with Rule 172 under the Act or any similar rule), in connection with the sale of the Shares, a prospectus after the nine-month period referred to in Section 10(a)(3) of the Act, the Company will prepare, at its expense, promptly upon request such amendment or amendments to the Registration Statement and the Prospectus as may be necessary to permit compliance with the requirements of Section 10(a)(3) of the Act;
     (c) if, at the time this Agreement is executed and delivered, it is necessary or appropriate for a post-effective amendment to the Registration Statement, or a Registration Statement under Rule 462(b) under the Act, to be filed with the Commission and become effective before the Shares may be sold, the Company will use its best efforts to cause such post-effective amendment or such Registration Statement to be filed and become effective, and will pay any applicable fees in accordance with the Act, as promptly as practicable; and the Company will advise you promptly and, if requested by you, will confirm such advice in writing, (i) when such post-effective amendment or such Registration Statement has become effective, and (ii) if Rule 430A under the Act is used, when the Prospectus is filed with the Commission pursuant to Rule 424(b) under the Act (which the Company agrees to file in a timely manner in accordance with such Rules);
     (d) to advise you promptly, and if requested by you, to confirm such advice in writing, of any request by the Commission for amendments or supplements to the Registration Statement or the Exchange Act Registration Statement, any Preliminary Prospectus, the Prospectus or any Permitted Free Writing Prospectus or for additional information with respect thereto, or of notice of institution of proceedings for, or the entry of a stop order, suspending the effectiveness of the Registration Statement and, if the Commission should enter a stop order suspending the effectiveness of the Registration Statement, to use its best efforts to obtain the lifting or removal of such order as soon as possible; to advise you promptly of any proposal to amend or supplement the Registration Statement or the Exchange Act Registration Statement, any Preliminary Prospectus or the Prospectus, and to provide you and Underwriters’ counsel copies of any such documents for review and comment a reasonable amount of time prior to any proposed filing and to file no such amendment or supplement to which you shall reasonably object in writing;
     (e) to file promptly all reports and documents and any preliminary or definitive proxy or information statement required to be filed by the Company with the Commission in order to comply with the Exchange Act for so long as a prospectus is required by the Act to be delivered (whether physically or through compliance with Rule 172 under the Act or any similar rule) in connection with any sale of Shares; and to provide you with a copy of such reports and statements and other documents to be filed prior to the time of purchase by the Company pursuant to Section 13, 14 or 15(d) of the Exchange Act a reasonable amount of time prior to any proposed filing, and to file no such report, statement or document to which you shall have reasonably objected in writing; and to promptly notify you of such filing;
     (f) to advise the Underwriters promptly of the happening of any event within the period during which a prospectus is required by the Act to be delivered (whether physically or through compliance with Rule 172 under the Act or any similar rule) in connection with any sale of Shares, which event could require, in the case of an event that occurs prior to the availability of the Prospectus, the making of any change in the Disclosure Package then being used or, in the case of an event that occurs when the Prospectus is available, the making of any change in the Prospectus then being used so that such Disclosure Package or Prospectus, as applicable, would not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading, and to advise the Underwriters promptly if, during such period, it shall become necessary to amend or supplement such Disclosure Package or Prospectus, as applicable, to cause such Disclosure Package or Prospectus, as applicable, to comply with the requirements of the Act, and, in each case, during such time, to prepare and furnish, at the Company’s expense, to the Underwriters promptly such amendments or supplements to such Disclosure Package or Prospectus as may be necessary to reflect any such change or to effect such compliance;

     (g) to make generally available to its security holders, and to deliver to you, unless such document is publicly available on the Commission’s website through the Electronic Data Gathering and Retrieval System (“EDGAR”), an earnings statement of the Company (which will satisfy the provisions of Section 11(a) of the Act) covering a period of twelve months beginning after the effective date of the Registration Statement (as defined in Rule 158(c) under the Act) as soon as is reasonably practicable after the termination of such twelve-month period but in any case not later than the first date by which the Company is required to file with the Commission a Quarterly Report on Form 10-Q or Annual Report on Form 10-K that is required to include financial statements covering a period that includes the last month of such twelve-month period;
     (h) to furnish to you five copies of the Registration Statement, as initially filed with the Commission, and of all amendments thereto (including all exhibits thereto) and sufficient copies of the foregoing (other than exhibits) for distribution of a copy to each of the other Underwriters;
     (i) to furnish to you as early as reasonably practicable prior to the time of purchase and any additional time of purchase, as the case may be, but not later than two business days prior thereto, a copy of the latest available unaudited interim and monthly consolidated financial statements, if any, of the Company and the Subsidiaries which have been read by the Company’s independent registered public accountants, as stated in their letter to be furnished pursuant to Section 9(c) hereof;
     (j) to comply with Rule 433(d) under the Act (without reliance on Rule 164(b) under the Act) and with Rule 433(g) under the Act;
     (k) beginning on the date hereof and ending on, and including, the date that is 180 days after the date of the Prospectus (the “Lock-Up Period”), without the prior written consent of the Managing Underwriters, not to (i) issue, sell, offer to sell, contract or agree to sell, hypothecate, pledge, grant any option to purchase or otherwise dispose of or agree to dispose of, directly or indirectly, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Exchange Act and the rules and regulations of the Commission promulgated thereunder, with respect to, any Common Stock or any other securities of the Company that are substantially similar to Common Stock, or any securities convertible into or exchangeable or exercisable for, or any warrants or other rights to purchase, the foregoing, (ii) file or cause to become effective a registration statement under the Act relating to the offer and sale of any Common Stock or any other securities of the Company that are substantially similar to Common Stock, or any securities convertible into or exchangeable or exercisable for, or any warrants or other rights to purchase, the foregoing, (iii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of Common Stock or any other securities of the Company that are substantially similar to Common Stock, or any securities convertible into or exchangeable or exercisable for, or any warrants or other rights to purchase, the foregoing, whether any such transaction is to be settled by delivery of Common Stock or such other securities, in cash or otherwise or (iv) publicly announce an intention to effect any transaction specified in clause (i), (ii) or (iii), except, in each case, for (A) the registration of the offer and sale of the Shares as contemplated by this Agreement, (B) issuances of Common Stock upon the exercise of options or warrants disclosed as outstanding in the Registration Statement (excluding the exhibits thereto), each Preliminary Prospectus and the Prospectus and the filing of one or more registration statements on Form S-8 relating to employee benefit plans of the Company, and (C) the issuance of employee stock options not exercisable, and restricted stock that does not vest, during the Lock-Up Period pursuant to stock option plans described in the Registration Statement (excluding the exhibits thereto), each Preliminary Prospectus and the Prospectus; provided, however, that if (a) during the period that begins on the date that is fifteen (15) calendar days plus three (3) business days before the last day of the Lock-Up Period and ends on the last day of the Lock-Up Period, the Company issues an earnings release or material news or a material event relating to the Company occurs; or (b) prior to the expiration of the Lock-Up Period, the Company announces that it will release earnings results during the sixteen (16) day period beginning on the last day of the Lock-Up Period, then the restrictions imposed by this Section 5(k) shall continue to apply until the expiration of the date that is fifteen (15) calendar days plus three (3) business days after the date on which the issuance of the earnings release or the material news or material event occurs;
     (l) prior to the time of purchase, to issue no press release or other communication directly or indirectly and hold no press conferences with respect to the Company or any Subsidiary, the financial condition, results of operations, business, properties, assets, or liabilities of the Company or any Subsidiary, or the offering of the Shares, without your prior consent (such consent not to be unreasonably withheld);
     (m) not, at any time at or after the execution of this Agreement, to, directly or indirectly, offer or sell any Shares by means of any “prospectus” (within the meaning of the Act), or use any “prospectus” (within the meaning of the Act) in connection with the offer or sale of the Shares, in each case other than the Prospectus;
     (n) not to, and to cause the Subsidiaries not to, take, directly or indirectly, any action designed, or which will constitute, or has constituted, or might reasonably be expected to cause or result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares;
     (o) to use its best efforts to maintain the listing of the Common Stock, including the Shares, on the NASDAQ and to maintain such listing for so long as a prospectus is required by the Act to be delivered (whether physically or through compliance with Rule 172 under the Act or any similar rule) in connection with the sale of the Shares;
     (p) to maintain a transfer agent and, if necessary under the jurisdiction of incorporation of the Company, a registrar for the Common Stock; and
     (q) to the extent not otherwise available on EDGAR and upon request in writing, to furnish promptly to you and to each of the other Underwriters for a period of five years from the date of this Agreement (i) copies of any reports or other communications that the Company shall send to its stockholders or shall from time to time publish or publicly disseminate and (ii) copies of all annual, transition, quarterly and current reports filed with the Commission on Forms 10-K, 10-Q and 8-K, or such other similar forms as may be designated by the Commission.
     6. Certain Covenants of the Selling Stockholders. Each Selling Stockholder (including the VEBA Trust) hereby agrees:
     (a) not, at any time at or after the execution of this Agreement, to offer or sell any Shares by means of any “prospectus” (within the meaning of the Act), or use any “prospectus” (within the meaning of the Act) in connection with the offer or sale of the Shares, in each case other than the Prospectus;
     (b) not to take, directly or indirectly, any action designed, or which will constitute, or has constituted, or might reasonably be expected to cause or result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares;
     (c) to pay or cause to be paid all taxes, if any, on the transfer and sale of the Shares being sold by such Selling Stockholder;
     (d) to advise the Company and you promptly, and if requested by you, confirm such advice in writing, so long as a prospectus is required by the Act to be delivered (whether physically or through compliance with Rule 172 under the Act or any similar rule) in connection with any sale of Shares, of (i) any change in information in the Registration Statement, each Preliminary Prospectus, the Prospectus and each Permitted Free Writing Prospectus, if any, relating to such Selling Stockholder and (ii) any new material information relating to the Company or relating to any matter stated in the Registration Statement, each Preliminary Prospectus, the Prospectus and each Permitted Free Writing Prospectus, if any, which comes to the attention of such Selling Stockholder;
     (e) prior to or concurrently with the execution and delivery of this Agreement, to execute and deliver to the Underwriters a Lock-Up Agreement, and, in the case of each Selling Stockholder excluding the VEBA Trust, a Power of Attorney and Custody Agreement; and
     (f) to deliver to you prior to or at the time of purchase a properly completed and executed United States Treasury Department Form W-9 (or other applicable form or statement specified by Treasury Department regulations in lieu thereof).
     7. Covenant to Pay Costs. (a) The Company agrees to pay all costs, expenses, fees and taxes in connection with (i) the preparation and filing of the Registration Statement, each Preliminary Prospectus, the Prospectus, each Permitted Free Writing Prospectus and any amendments or supplements thereto, and the printing and furnishing of copies of each thereof to the Underwriters and to dealers (including costs of mailing and shipment), (ii) the producing, word processing and/or printing of this Agreement, any Agreement Among Underwriters, any dealer agreements, any Powers of Attorney and Custody Agreements and any closing documents

(including compilations thereof) and the reproduction and/or printing and furnishing of copies of each thereof to the Underwriters and (except closing documents) to dealers (including costs of mailing and shipment), (iii) the qualification of the Shares for offering and sale under state or foreign laws and the determination of their eligibility for investment under state or foreign law (including the reasonable legal fees and filing fees and other disbursements of counsel for the Underwriters incurred in connection with such qualifications and determinations) and the printing and furnishing of copies of any blue sky surveys or legal investment surveys to the Underwriters and to dealers, (iv) any listing of the Shares on any securities exchange or qualification of the Shares for quotation on the NASDAQ and any registration thereof under the Exchange Act, (v) any filing for review of the public offering of the Shares by the NASD, including the reasonable legal fees and filing fees and other disbursements of counsel to the Underwriters relating to NASD matters, (vi) the fees and disbursements of any transfer agent or registrar for the Shares and the fees and disbursements of any Custodian, (vii) the costs and expenses of the Company relating to presentations or meetings undertaken in connection with the marketing of the offering and sale of the Shares to prospective investors and the Underwriters’ sales forces, including, without limitation, expenses associated with the production of road show slides and graphics, fees and expenses of any consultants engaged in connection with the road show presentations, travel, lodging and other expenses incurred by the officers of the Company and any such consultants engaged with the Company’s prior consent, not to be unreasonably withheld, and the cost of any aircraft chartered in connection with the road show, (viii) the costs and expenses of qualifying the Shares for inclusion in the book-entry settlement system of the DTC, and (ix) the performance of the Company’s and such Selling Stockholder’s other obligations hereunder.
     (b) Each Selling Stockholder agrees to pay all costs, expenses, fees and taxes in connection with the registration, transfer, sale and delivery of the Shares sold by such Selling Stockholder hereunder, including any stock or transfer taxes and stamp or similar duties payable upon the sale, transfer or delivery of such Shares to the Underwriters except to the extent that the Company is obligated to make such payments.
     8. [Intentionally left blank.]
     9. Conditions of Underwriters’ Obligations. The several obligations of the Underwriters hereunder are subject to the accuracy of the respective representations and warranties on the part of the Company and each Selling Stockholder on the date hereof, at the time of purchase and, if applicable, at the additional time of purchase, the performance by the Company and each Selling Stockholder of each of their respective obligations hereunder and to the following additional conditions precedent:
     (a) The Company shall furnish to you at the time of purchase and, if applicable, at the additional time of purchase, an opinion of Jones Day, counsel for the Company, addressed to the Underwriters, and dated the time of purchase or the additional time of purchase, as the case may be, with reproduced copies for each of the other Underwriters, and in form and substance satisfactory to the Managing Underwriters, in the form set forth in Exhibit B hereto.
     (b) (i) The VEBA Trust shall furnish to you at the time of purchase and, if applicable, at the additional time of purchase, an opinion of each of Kilpatrick Stockton LLP, Georgia counsel for the VEBA Trust, and [•], Pennsylvania counsel for the VEBA Trust, addressed to the Managing Underwriters, and dated the time of purchase or the additional time of purchase, as the case may be, with executed copies for each of the other Underwriters, and in form and substance satisfactory to the Managing Underwriters, in the applicable form set forth in Exhibit C-1 and C-2 hereto; and (ii) each of the other Selling Stockholders shall furnish to you at the time of purchase, an opinion of counsel of such Selling Stockholder, addressed to the Managing Underwriter, and dated the time of purchase or the additional time of purchase, as the case may be, with executed copies for each of the other Underwriters, and in form and substance satisfactory to the Managing Underwriters, in the applicable forms set forth in Exhibits C-3, C-4, C-5, C-6, C-7, C-8, C-9 and C-10 hereto.
     (c) You shall have received from Deloitte & Touche LLP letters dated, respectively, the date of this Agreement, the date of the Prospectus, the time of purchase and, if applicable, the additional time of purchase, and addressed to the Underwriters (with executed copies for each of the Underwriters) in the forms satisfactory to the Managing Underwriters, which letters shall cover, without limitation, the various financial disclosures contained in the Registration Statement, each Preliminary Prospectus, the Prospectus and each Permitted Free Writing Prospectus, if any.
     (d) You shall have received at the time of purchase and, if applicable, at the additional time of purchase, the favorable opinion of Davis Polk & Wardwell, counsel for the Underwriters, dated the time of purchase or the additional time of purchase, as the case may be, in form and substance reasonably satisfactory to the Managing Underwriters.
     (e) No Prospectus or amendment or supplement to the Registration Statement or the Prospectus to which you shall have objected in writing shall be filed.
     (f) The Registration Statement, the Exchange Act Registration Statement and any registration statement required to be filed, prior to the sale of the Shares, under the Act pursuant to Rule 462(b) shall have been filed and shall have become effective under the Act or the Exchange Act, as the case may be. If Rule 430A under the Act is used, the Prospectus shall have been filed with the Commission pursuant to Rule 424(b) under the Act at or before 5:30 P.M., New York City time, on the second full business day after the date of this Agreement (or such earlier time as may be required under the Act).
     (g) Prior to and at the time of purchase, and, if applicable, the additional time of purchase, (i) no stop order with respect to the effectiveness of the Registration Statement shall have been issued under the Act or proceedings initiated under Section 8(d) or 8(e) of the Act; (ii) the Registration Statement, as then amended or supplemented, shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; (iii) none of the Preliminary Prospectuses or the Prospectus, in either case as then amended or supplemented, shall include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading; (iv) no Disclosure Package, as then amended or supplemented, shall include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading; and (v) none of the Permitted Free Writing Prospectuses, if any, shall include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading.
     (h) The Company will, at the time of purchase and, if applicable, at the additional time of purchase, deliver to you a certificate of its Chief Executive Officer and its Chief Financial Officer, dated the time of purchase or the additional time of purchase, as the case may be, in the form attached as Exhibit D hereto.
     (i) The Selling Stockholders (with the exception of the VEBA Trust) will, at the time of purchase, deliver to you a certificate signed by a Representative of the Selling Stockholders, dated the time of purchase, in the form attached as Exhibit E hereto; and the VEBA Trust will, at the time of purchase, and, if applicable, at the additional time of purchase, deliver to you a certificate signed by an authorized representative of the VEBA Trust, dated the time of purchase or the additional time of purchase, as the case may be, in the form attached as Exhibit F hereto.
     (j) You shall have received each of the signed Lock-Up Agreements referred to in Section 3(u) hereof, and each such Lock-Up Agreement shall be in full force and effect at the time of purchase and the additional time of purchase, as the case may be.
     (k) The Company and each Selling Stockholder shall have furnished to you such other documents and certificates as to the accuracy and completeness of any statement in the Registration Statement, any Preliminary Prospectus, the Prospectus or any Permitted Free Writing Prospectus as of the time of purchase and, if applicable, the additional time of purchase, as you may reasonably request, and with respect to the Selling Stockholders, which relates to information relating to them.
     (l) The Shares shall have been approved for quotation on the NASDAQ, subject only to notice of issuance and evidence of satisfactory distribution at or prior to the time of purchase or the additional time of purchase, as the case may be.
     (m) The NASD shall not have raised any objection with respect to the fairness or reasonableness of the underwriting, or other arrangements of the transactions, contemplated hereby.
     (n) Each Selling Stockholder (with the exception of the VEBA Trust) shall have delivered to you a duly executed Power of Attorney and a duly executed Custody

Agreement, in each case in form and substance satisfactory to the Managing Underwriters.
     10. Effective Date of Agreement; Termination. This Agreement shall become effective when the parties hereto have executed and delivered this Agreement.
          The obligations of the several Underwriters hereunder shall be subject to termination in the absolute discretion of the Managing Underwriters, if (1) since the time of execution of this Agreement or the earlier respective dates as of which information is given in the Registration Statement, each Preliminary Prospectus, the Prospectus and each Permitted Free Writing Prospectus, if any, there has been any change or any development involving a prospective change in the business, properties, financial condition, results of operations, cash flows, management or prospects of the Company and the Subsidiaries taken as a whole, the effect of which change or development is, in the sole judgment of the Managing Underwriters, so material and adverse as to make it impractical or inadvisable to proceed with the public offering or the delivery of the Shares on the terms and in the manner contemplated in the Registration Statement, each Preliminary Prospectus, the Prospectus and each Permitted Free Writing Prospectus, if any, or (2) since the time of execution of this Agreement, there shall have occurred: (A) a suspension or material limitation in trading in securities generally on the NYSE, the American Stock Exchange or the NASDAQ; (B) a suspension or material limitation in trading in the Company’s securities on the NASDAQ; (C) a general moratorium on commercial banking activities declared by either federal or New York State authorities or a material disruption in commercial banking or securities settlement or clearance services in the United States; (D) an outbreak or escalation of hostilities or acts of terrorism involving the United States or a declaration by the United States of a national emergency or war; or (E) any other calamity or crisis or any change in financial, political or economic conditions in the United States or elsewhere, if the effect of any such event specified in clause (D) or (E), in the sole judgment of the Managing Underwriters, makes it impractical or inadvisable to proceed with the public offering or the delivery of the Shares on the terms and in the manner contemplated in the Registration Statement, each Preliminary Prospectus, the Prospectus and each Permitted Free Writing Prospectus, if any, or (3) since the time of execution of this Agreement, there shall have occurred any downgrading, or any notice or announcement shall have been given or made of: (A) any intended or potential downgrading or (B) any watch, review or possible change that does not indicate an affirmation or improvement in the rating accorded any securities of or guaranteed by the Company or any Subsidiary by any “nationally recognized statistical rating organization,” as that term is defined in Rule 436(g)(2) under the Act.
          If the Managing Underwriters elect to terminate this Agreement as provided in this Section 10, the Company, the Selling Stockholders and each other Underwriter shall be notified promptly in writing.
     11. Increase in Underwriters’ Commitments. Subject to Sections 9 and 10 hereof, if any Underwriter shall default in its obligation to take up and pay for the Firm Shares to be purchased by it hereunder (otherwise than for a failure of a condition set forth in Section 9 hereof or a reason sufficient to justify the termination of this Agreement under the provisions of Section 10 hereof) and if the number of Firm Shares which all Underwriters so defaulting shall have agreed but failed to take up and pay for does not exceed 10% of the total number of Firm Shares, the non-defaulting Underwriters (including the Underwriters, if any, substituted in the manner set forth below) shall take up and pay for (in addition to the aggregate number of Firm Shares they are obligated to purchase pursuant to Section 1 hereof) the number of Firm Shares agreed to be purchased by all such defaulting Underwriters, as hereinafter provided. Such Shares shall be taken up and paid for by such non-defaulting Underwriters in such amount or amounts as you may designate with the consent of each Underwriter so designated or, in the event no such designation is made, such Shares shall be taken up and paid for by all non-defaulting Underwriters pro rata in proportion to the aggregate number of Firm Shares set forth opposite the names of such non-defaulting Underwriters in Schedule A annexed hereto.
          Without relieving any defaulting Underwriter from its obligations hereunder, each Selling Stockholder agrees with the non-defaulting Underwriters that it will not sell any Firm Shares hereunder unless all of the Firm Shares are purchased by the Underwriters (or by substituted Underwriters selected by you with the approval of the Company or selected by the Company with your approval).
          If a new Underwriter or Underwriters are substituted by the Underwriters or by the Company for a defaulting Underwriter or Underwriters in accordance with the foregoing provision, the Company or you shall have the right to postpone the time of purchase for a period not exceeding five business days in order that any necessary changes in the Registration Statement and the Prospectus and other documents may be effected.
          The term “Underwriter” as used in this Agreement shall refer to and include any Underwriter substituted under this Section 11 with like effect as if such substituted Underwriter had originally been named in Schedule A annexed hereto.
          If the aggregate number of Firm Shares which the defaulting Underwriter or Underwriters agreed to purchase exceeds 10% of the total number of Firm Shares which all Underwriters agreed to purchase hereunder, and if neither the non-defaulting Underwriters nor the Company shall make arrangements within the five business day period stated above for the purchase of all the Firm Shares which the defaulting Underwriter or Underwriters agreed to purchase hereunder, this Agreement shall terminate without further act or deed and without any liability on the part of the Company or any Selling Stockholder to any Underwriter (except as provided in Sections 7, 8, 12 and 21 hereof) and without any liability on the part of any non-defaulting Underwriter to the Company or to any Selling Stockholder. Nothing in this paragraph, and no action taken hereunder, shall relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.
     12. Indemnity and Contribution.
     (a) The Company agrees to indemnify, defend and hold harmless each Underwriter, its partners, directors and officers, and any person who controls any Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, and the successors and assigns of all of the foregoing persons, from and against any loss, damage, expense, liability or claim (including the reasonable cost of investigation) which, jointly or severally, any such Underwriter or any such person may incur under the Act, the Exchange Act, the common law or otherwise, insofar as such loss, damage, expense, liability or claim arises out of or is based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or in the Registration Statement as amended by any post-effective amendment thereof by the Company) or arises out of or is based upon any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as any such loss, damage, expense, liability or claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in, and in conformity with information concerning such Underwriter furnished in writing by or on behalf of such Underwriter through you to the Company expressly for use in, the Registration Statement or arises out of or is based upon any omission or alleged omission to state a material fact in the Registration Statement in connection with such information, which material fact was not contained in such information and which material fact was required to be stated in such Registration Statement or was necessary to make such information not misleading, or (ii) any untrue statement or alleged untrue statement of a material fact included in any Prospectus (the term Prospectus for the purpose of this Section 12 being deemed to include any Preliminary Prospectus, the Prospectus and any amendments or supplements to the foregoing), in any Permitted Free Writing Prospectus, in any “issuer information” (as defined in Rule 433 under the Act) of the Company, which “issuer information” is required to be, or is, filed with the Commission, or in any Prospectus together with any combination of one or more of the Permitted Free Writing Prospectuses, if any, or arises out of or is based upon any omission or alleged omission to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except, with respect to such Prospectus or Permitted Free Writing Prospectus, insofar as any such loss, damage, expense, liability or claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in, and in conformity with information concerning such Underwriter furnished in writing by or on behalf of such Underwriter through you to the Company expressly for use in, such Prospectus or Permitted Free Writing Prospectus or arises out of or is based upon any omission or alleged omission to state a material fact in such Prospectus or Permitted Free Writing Prospectus in connection with such information, which material fact was not contained in such information and which material fact was necessary in order to make the statements in such information, in the light of the circumstances under which they were made, not misleading.
     (b) Each Selling Stockholder agrees, severally and not jointly, to indemnify, defend and hold harmless each Underwriter, its partners, directors and officers, and any person who controls any Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, and the successors and assigns of all of the foregoing persons, from and against any loss, damage, expense, liability or claim (including the reasonable cost of investigation) which, jointly or severally, any such Underwriter or any such person may incur under the Act, the Exchange Act, the common law or otherwise, insofar as such loss, damage, expense, liability or claim arises out of or is based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or in the Registration Statement as amended by any post-effective amendment thereof by the Company) or arises out of or is based upon any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading or (ii) any untrue statement or alleged untrue statement of a material fact included in any Prospectus, in any Permitted Free Writing Prospectus or in any Prospectus together with any combination of one or more of the Permitted Free Writing Prospectuses, if any, or arises out of or is based upon any omission or alleged omission to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, but only with reference to information relating to such Selling Stockholder furnished in writing by or on behalf of such Selling Stockholder expressly for use in the Registration Statement, Prospectus, any Permitted Free Writing Prospectus or any amendments or supplements thereto. The liability of each Selling Stockholder under this subsection (b) shall be limited to an amount equal to the gross proceeds (before deducting underwriters’ discounts and commissions and any other expenses of such Selling Stockholder) in respect of the Shares sold by such Selling Stockholder pursuant to this Agreement.
     (c) Each Underwriter severally agrees to indemnify, defend and hold harmless the Company, its directors and officers, each Selling Stockholder and any person who controls the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, and the successors and assigns of all of the foregoing persons, from and against any loss, damage, expense, liability or claim (including the reasonable cost of investigation) which, jointly or severally, the Company, such Selling Stockholder or any such person may incur under the Act, the Exchange Act, the common law or otherwise, insofar as such loss, damage, expense, liability or claim arises out of or is based upon (i) any untrue statement or alleged untrue statement of a material fact contained in, and in conformity with information concerning such Underwriter furnished in writing by or on behalf of such Underwriter through you to the Company expressly for use in, the Registration Statement (or in the Registration Statement as amended by any post-effective amendment thereof by the Company), or arises out of or is based upon any omission or alleged omission to state a material fact in such Registration Statement in connection with such information, which material fact was not contained in such information and which material fact was required to be stated in such Registration Statement or was necessary to make such information not misleading or (ii) any untrue statement or alleged untrue statement of a material fact contained in, and in conformity with information concerning such Underwriter furnished in writing by or on behalf of such Underwriter through you to the Company expressly for use in, a Prospectus or a Permitted Free Writing Prospectus, or arises out of or is based upon any omission or alleged omission to state a material fact in such Prospectus or Permitted Free Writing Prospectus in connection with such information, which material fact was not contained in such information and which material fact was necessary in order to make the statements in such information, in the light of the circumstances under which they were made, not misleading.
     (d) If any action, suit or proceeding (each, a “Proceeding”) is brought against a person (an “indemnified party”) in respect of which indemnity may be sought against the Company, a Selling Stockholder or an Underwriter (as applicable, the “indemnifying party”) pursuant to subsection (a), (b) or (c), respectively, of this Section 12, such indemnified party shall promptly notify such indemnifying party in writing of the institution of such Proceeding and such indemnifying party shall assume the defense of such Proceeding, including the employment of counsel reasonably satisfactory to such indemnified party and payment of all fees and expenses; provided, however, that the omission to so notify such indemnifying party shall not relieve such indemnifying party from any liability which such indemnifying party may have to any indemnified party or otherwise, except to the extent that it has been materially prejudiced (through the forfeiture of substantive rights or defenses) by such omission, and in any event shall not relieve the indemnifying party from any liability that such indemnifying party may have otherwise than on account of the indemnity agreement hereunder. The indemnified party or parties shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such indemnified party or parties unless the employment of such counsel shall have been authorized in writing by the indemnifying party (or, in the case such indemnifying party is a Selling Stockholder, by such Selling Stockholder or by a Representative of the Selling Stockholders) in connection with the defense of such Proceeding or the indemnifying party shall not have, within a reasonable period of time in light of the circumstances, employed counsel to defend such Proceeding or such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them which are different from, additional to or in conflict with those available to such indemnifying party (in which case such indemnifying party shall not have the right to direct the defense of such Proceeding on behalf of the indemnified party or parties), in any of which events such fees and expenses shall be borne by such indemnifying party and paid as incurred (it being understood, however, that such indemnifying party shall not be liable for the expenses of more than one separate counsel (in addition to any local counsel) in any one Proceeding or series of related Proceedings in the same jurisdiction representing the indemnified parties who are parties to such Proceeding). The indemnifying party shall not be liable for any settlement of any Proceeding effected without its written consent (or, in the case such indemnifying party is a Selling Stockholder, without the written consent of either such Selling Stockholder or a Representative of the Selling Stockholders) but, if settled with its written consent (or, in the case such indemnifying party is a Selling Stockholder, with the written consent of such Selling Stockholder or of a Representative of the Selling Stockholders), such indemnifying party agrees to indemnify and hold harmless the indemnified party or parties from and against any loss or liability by reason of such settlement. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party (or, where such indemnifying party is a Selling Stockholder, requested such Selling Stockholder or any Representative of the Selling Stockholders) to reimburse the indemnified party for fees and expenses of counsel as contemplated by the second sentence of this Section 12(d), then the indemnifying party agrees that it shall be liable for any settlement of any Proceeding effected without its written consent if (i) such settlement is entered into more than 60 business days after receipt by such indemnifying party (or, where such indemnifying party is a Selling Stockholder, receipt by such Selling Stockholder or by any Representative of the Selling Stockholders) of the aforesaid request, (ii) such indemnifying party shall not have fully reimbursed the indemnified party in accordance with such request prior to the date of such settlement and (iii) such indemnified party shall have given the indemnifying party (or, where such indemnifying party is a Selling Stockholder, given such Selling

Stockholder or any Representative of the Selling Stockholders) at least 30 days’ prior written notice of its intention to settle. No indemnifying party shall, without the prior written consent of the indemnified party (or, where such indemnified party is a Selling Stockholder, the prior written consent of such Selling Stockholder or of any Representative of the Selling Stockholders), effect any settlement of any pending or threatened Proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such Proceeding and does not include an admission of fault or culpability or a failure to act by or on behalf of such indemnified party.
     (e) If the indemnification provided for in this Section 12 is unavailable to an indemnified party under subsections (a), (b) and (c) of this Section 12 or insufficient to hold an indemnified party harmless in respect of any losses, damages, expenses, liabilities or claims referred to therein, then each applicable indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, damages, expenses, liabilities or claims (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Stockholders on the one hand and the Underwriters on the other hand from the offering of the Shares or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Selling Stockholders on the one hand and of the Underwriters on the other in connection with the statements or omissions which resulted in such losses, damages, expenses, liabilities or claims, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Selling Stockholders on the one hand and the Underwriters on the other shall be deemed to be in the same respective proportions as the total proceeds from the offering (net of underwriting discounts and commissions but before deducting expenses) received by the Selling Stockholders, and the total underwriting discounts and commissions received by the Underwriters, bear to the aggregate public offering price of the Shares. The relative fault of the Company and the Selling Stockholders on the one hand and of the Underwriters on the other shall be determined by reference to, among other things, whether the untrue statement or alleged untrue statement of a material fact or omission or alleged omission relates to information supplied by the Company or the Selling Stockholders or by the Underwriters and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, damages, expenses, liabilities and claims referred to in this subsection (e) shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with investigating, preparing to defend or defending any Proceeding. The liability of each Selling Stockholder under this subsection (e) shall be limited to an amount equal to the gross proceeds (before deducting underwriters’ discounts and commissions and any other expenses of such Selling Stockholder) in respect of the Shares sold by such Selling Stockholder pursuant to this Agreement.

     (f) The Company, the Selling Stockholders and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 12 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in subsection (e) above. Notwithstanding the provisions of this Section 12, (i) no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by such Underwriter and distributed to the public were offered to the public exceeds the amount of any damage which such Underwriter has otherwise been required to pay by reason of such untrue statement or alleged untrue statement or omission or alleged omission, and (ii) no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters’ obligations to contribute pursuant to this Section 12 are several in proportion to their respective underwriting commitments and not joint.
     (g) The indemnity and contribution agreements contained in this Section 12 and the covenants, warranties and representations of the Company and the Selling Stockholders contained in this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of any Underwriter, its partners, directors or officers or any person (including each partner, officer or director of such person) who controls any Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, or by or on behalf of the Company or the Selling Stockholders, their respective directors or officers or any person who controls the Company or any Selling Stockholder within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, and shall survive any termination of this Agreement or the delivery of the Shares to be sold by the Selling Stockholders pursuant hereto. The Company, the Selling Stockholders and each Underwriter agree promptly to notify each other of the commencement of any Proceeding against it and, in the case of the Company or a Selling Stockholder, against any of their officers or directors in connection with the sale of the Shares, or in connection with the Registration Statement, any Preliminary Prospectus, the Prospectus or any Permitted Free Writing Prospectus.
     13. Information Furnished by the Underwriters. The statements set forth under the sub-captions “Commissions and Discounts” and “Price Stabilization, Short Positions” under the caption “Underwriting” in the Prospectus, only insofar as such statements relate to the amount of selling concession and reallowance or to over-allotment and stabilization activities that may be undertaken by the Underwriters, constitute the only information furnished by or on behalf of the Underwriters, as such information is referred to in Sections 3 and 12 hereof.
     14. Notices. Except as otherwise herein provided, all statements, requests, notices and agreements shall be in writing or by telegram or facsimile and, if to the Underwriters, shall be sufficient in all respects if delivered or sent to UBS Securities LLC, 299 Park Avenue, New York, NY 10171-0026, Attention: Syndicate Department and Bear, Stearns & Co., Inc., 383 Madison Avenue, New York, NY 10179-0001, Attention: Syndicate Department and, if to the Company, shall be sufficient in all respects if delivered or sent to the Company at the offices of the Company at 27422 Portola Parkway, Suite 350, Foothill Ranch, CA 92610-2831, Attention:

Joseph P. Bellino, EVP and Chief Financial Officer (facsimile: 914-614-1869), and, if to the VEBA Trust, shall be sufficient in all respects if delivered or sent to National City Bank, Taft-Hartley Services, 20 Stanwix Street, Pittsburgh, Pennsylvania, Facsimile: [•], Attention: [•] and to Independent Fiduciary Services, Inc., 805 15th Street, N.W., Suite 1120, Washington, D.C. 20005, Facsimile: 202-898-1819, Attention: Samuel W. Halpern and if to any of the other Selling Stockholders, shall be sufficient in all respects if delivered or sent to any Representative of the Selling Stockholders in care of the Company at the offices of the Company as aforesaid.
     15. Governing Law; Construction. This Agreement and any claim, counterclaim or dispute of any kind or nature whatsoever arising out of or in any way relating to this Agreement (“Claim”), directly or indirectly, shall be governed by, and construed in accordance with, the laws of the State of New York. The section headings in this Agreement have been inserted as a matter of convenience of reference and are not a part of this Agreement.
     16. Submission to Jurisdiction. Except as set forth below, no Claim may be commenced, prosecuted or continued in any court other than the courts of the State of New York located in the City and County of New York or in the United States District Court for the Southern District of New York, which courts shall have jurisdiction over the adjudication of such matters, and the Company and the Selling Stockholders each consent to the jurisdiction of such courts and personal service with respect thereto. The Company and the Selling Stockholders each hereby consent to personal jurisdiction, service and venue in any court in which any Claim arising out of or in any way relating to this Agreement is brought by any third party against any Underwriter or any indemnified party. Each Underwriter and the Company (on its behalf and, to the extent permitted by applicable law, on behalf of its stockholders, members and affiliates) and each Selling Stockholder (on its behalf and, in the case such Selling Stockholder is not an individual, to the extent permitted by applicable law, on behalf of its stockholders and affiliates) each waive all right to trial by jury in any action, proceeding or counterclaim (whether based upon contract, tort or otherwise) in any way arising out of or relating to this Agreement. The Company and the Selling Stockholders each agree that a final judgment in any such action, proceeding or counterclaim brought in any such court shall be conclusive and binding upon the Company and each Selling Stockholder and may be enforced in any other courts to the jurisdiction of which the Company or any Selling Stockholder is or may be subject, by suit upon such judgment.
     17. Parties at Interest. The Agreement herein set forth has been and is made solely for the benefit of the Underwriters and the Company and the Selling Stockholders and to the extent provided in Section 12 hereof the controlling persons, partners, directors and officers referred to in such Section, and their respective successors, assigns, heirs, personal representatives and executors and administrators. No other person, partnership, association or corporation (including a purchaser, as such purchaser, from any of the Underwriters) shall acquire or have any right under or by virtue of this Agreement.
     18. No Fiduciary Relationship. The Company and the Selling Stockholders each hereby acknowledge that the Underwriters are acting solely as underwriters in connection with the purchase and sale of the Company’s securities. The Company and the Selling Stockholders each further acknowledge that the Underwriters are acting pursuant to a contractual relationship created solely by this Agreement entered into on an arm’s length basis, and in no event do the parties intend that the Underwriters act or be responsible as a fiduciary to the Company or any Selling Stockholder, their respective management, stockholders or creditors or any other person in connection with any activity that the Underwriters may undertake or have undertaken in furtherance of the purchase and sale of the Company’s securities, either before or after the date hereof. The Underwriters hereby expressly disclaim any fiduciary or similar obligations to the Company or any Selling Stockholder, either in connection with the transactions contemplated by this Agreement or any matters leading up to such transactions, and the Company and the Selling Stockholders each hereby confirm their understanding and agreement to that effect. The Company, the Selling Stockholders and the Underwriters agree that they are each responsible for making their own independent judgments with respect to any such transactions and that any opinions or views expressed by the Underwriters to the Company or any Selling Stockholder regarding such transactions, including, but not limited to, any opinions or views with respect to the price or market for the Company’s securities, do not constitute advice or recommendations to the Company or any Selling Stockholder. The Company and the Selling Stockholders each hereby waive and release, to the fullest extent permitted by law, any claims that the Company or any Selling Stockholder may have against the Underwriters with respect to any breach or alleged breach of any fiduciary or similar duty to the Company or any Selling Stockholder in connection with the transactions contemplated by this Agreement or any matters leading up to such transactions.
     19. Counterparts. This Agreement may be signed by the parties in one or more counterparts which together shall constitute one and the same agreement among the parties.
     20. Successors and Assigns. This Agreement shall be binding upon the Underwriters and the Company and the Selling Stockholders and their successors and assigns and any successor or assign of any substantial portion of the Company’s, any Selling Stockholder’s and any of the Underwriters’ respective businesses and/or assets.
     21. Survival of Representations. If the sale to the Underwriters of the Shares, as contemplated by this Agreement, is not carried out by the Underwriters for any reason permitted under this Agreement, or if such sale is not carried out because the Company or any Selling Stockholder, as the case may be, shall be unable to comply with any of the terms of this Agreement, the Company and the Selling Stockholders shall not be under any obligation or liability under this Agreement (except to the extent provided in Sections 7, 8 and 12 hereof), and the Underwriters shall be under no obligation or liability to the Company or any Selling Stockholder under this Agreement (except to the extent provided in Section 12 hereof) or to one another hereunder.
     22. Other Arrangements. The provisions of this Agreement are not intended to affect any right of the Company to seek reimbursement, indemnification or contribution from any Selling Stockholder or of any Selling Stockholder to seek reimbursement, indemnification or contribution from the Company.
     23. Miscellaneous. UBS Securities LLC (“UBS”), an indirect, wholly owned subsidiary of UBS AG, is not a bank and is separate from any affiliated bank, including any U.S. branch or agency of UBS AG. Because UBS is a separately incorporated entity, it is solely responsible for its own contractual obligations and commitments, including obligations with respect to sales and purchases of securities. Securities sold, offered or recommended by UBS are not deposits, are not insured by the Federal Deposit Insurance Corporation, are not guaranteed by a branch or agency, and are not otherwise an obligation or responsibility of a branch or agency.
[The Remainder of This Page Intentionally Left Blank; Signature Pages Follow]

     If the foregoing correctly sets forth the understanding among the Company, the Selling Stockholders and the several Underwriters, please so indicate in the space provided below for that purpose, whereupon this Agreement and your acceptance shall constitute a binding agreement among the Company, the Selling Stockholders and the Underwriters, severally.

Very truly yours,

Kaiser Aluminum Corporation

By:

Name:
Title:

The VEBA for Retirees of Kaiser Aluminum

By:	National City Bank, Solely In Its Capacity As VEBA Trustee Under The VEBA Trust And Not Individually

By:

Name:
Title:

The Selling Stockholders named in Schedule C annexed hereto (with the exception of the VEBA Trust)

By:	John M. Donnan, Attorney-in-Fact

By:

Name:
Title:

Accepted and agreed to as of the date first above written, on behalf of themselves and the other several Underwriters named in Schedule A annexed hereto

UBS Securities LLC
Bear, Stearns & Co. Inc.

By:	UBS Securities LLC

By:

Name:
Title:

By:

Name:
Title:

By:	Bear, Stearns & Co. Inc.

By:

Name:
Title:

ASSENT AND ACKNOWLEDGEMENT
The undersigned, by assenting to and acknowledging this Agreement, agrees not to direct or otherwise cause the VEBA Trustee to take any action in violation of the terms of this Agreement:
INDEPENDENT FIDUCIARY SERVICES, INC.,
in its capacity as Independent Fiduciary of the Retiree Plan in respect of Common Stock held by the VEBA Trust

By:
Samuel W. Halpern, President